File No. 333-273178

As filed with the SEC on August 9, 2023

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2
Post-Effective Amendment No. _
(Check appropriate box or boxes)

QUAKER INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

1-877-665-1287

(Area Code and Telephone Number)

c/o Community Capital Management, LLC

261 North University Drive, Suite 520

Ft. Lauderdale, FL 33324

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-(888) 272-0007

(Name and Address of Agent for Service)	Copies to:

Ms. Alyssa Greenspan c/o Community Capital Management, LLC 261 North University Drive, Suite 520 Ft. Lauderdale, FL 33324	Jonathan M. Kopcsik, Esq. Stradley, Ronon, Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098 (215) 564-8099

Acquisition of the assets of

IMPACT SHARES AFFORDABLE HOUSING MBS ETF

(A Series of Impact Shares Trust I)

By and in exchange for assets of

CCM AFFORDABLE HOUSING MBS ETF

(A Series of Quaker Investment Trust)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered:

Shares of beneficial interest, with no par value, of CCM Affordable Housing MBS ETF

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Impact Shares Affordable Housing MBS ETF

a series of Impact Shares Trust I

[ ], 2023

Dear Shareholder:

On behalf of the Board of Trustees of Impact Shares Trust I (the “Target Trust”), we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Impact Shares Affordable Housing MBS ETF (ticker: OWNS) (the “Target Fund”), a series of the Target Trust, on August 31, 2023, at the principal executive offices of the Impact Shares Corp, located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, at 10:30 a.m. Central Time.

As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus, at the Special Meeting, the shareholders of the Target Fund will be asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Target Fund into a corresponding ETF with the name CCM Affordable Housing MBS ETF (the “Acquiring Fund”), which is a newly created series of Quaker Investment Trust (“QIT” or “Acquiring Trust”) (the “Proposal”). The Acquiring Fund was established solely for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and continuing the Target Fund’s business (the “Reorganization”). Upon shareholder approval and declared effectiveness of the Plan, you will receive shares of the Acquiring Fund equivalent to the value of your Target Fund shares as of the closing date of the Reorganization, in complete liquidation and dissolution of the Target Fund. At that time, you will no longer be a shareholder of the Target Fund, but will become a shareholder of the Acquiring Fund. Importantly, approval of the Proposal will not result in any material change in portfolio management of the ETF, or any increase in shareholder fees or expenses.

YOUR VOTE IS IMPORTANT.

The Board of Trustees of the Target Trust believes that the proposed Reorganization is in the best interests of Target Fund shareholders and recommends that you vote “FOR” the approval of the Agreement to authorize the Reorganization with respect to the Target Fund.

You can vote in one of four ways:

• By mail with the enclosed proxy card;

• By internet through the website listed in the proxy voting instructions;

• In person at the special shareholder meeting on August 31, 2023.

Thank you for your consideration of this important Proposal. Your vote is extremely important, so please read the enclosed Combined Proxy Statement and Prospectus carefully and submit your vote.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPACT SHARES AFFORDABLE HOUSING MBS ETF

To Be Held on August 31, 2023

Notice is hereby given of a special meeting (the “Meeting”) of the shareholders of the Impact Shares Affordable Housing MBS ETF (the “Target Fund,”), a series of the Impact Shares Trust I (the “Target Trust”) will be held on August 31, 2023 at 10:30 a.m., Central Time, at the offices of Impact Shares Corp, located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, to vote on the following proposal, and any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

PROPOSALS

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) between the Target Trust, on behalf of the Target Fund, and Quaker Investment Trust (“QIT” or “Acquiring Trust”), on behalf of the CCM Affordable Housing MBS ETF, a newly-created series of QIT (the “Acquiring Fund”), that provides for: (i) the acquisition of the assets of the Target Fund by the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption of the liabilities of the Target Fund by the Acquiring Fund, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund.

2.	To transact such other business, if any, as may properly come before the Meeting.

Target Fund shareholders of record as of the close of business on August 2, 2023 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. If sufficient votes to approve the proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned or postponed to permit further solicitations of proxies.

The Board of Trustees of the Target Trust (the “Target Trust Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card.

The Target Trust Board recommends that shareholders of the Target Fund vote “FOR” the proposal as described in the accompanying Proxy Statement/Prospectus.

If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned.

You may revoke your proxy and change your vote by:

[ ]	signing a proxy card with a later date and returning it before the polls close at the Meeting,
[ ]	voting by telephone or on the Internet before the commencement of the Meeting, or
[ ]	voting at the Meeting.
By order of the Board of Trustees,

/s/

Ethan Powell, President of the Target Trust
[ , 2023]

Impact Shares Affordable Housing MBS ETF

a series of the Impact Shares Trust I

5950 Berkshire Lane

Suite 1420

Dallas, Texas 75225

The Impact Shares Affordable Housing MBS ETF (the “Target Fund”), a series of Impact Shares Trust I (the “Target Trust”), will hold a special meeting of shareholders (the “Special Meeting”) on August 31, 2023 at 10:30 a.m., Central Time. The Special Meeting will be held at the offices of Impact Shares Corp, located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225. At the Special Meeting, shareholders of the Target Fund will be asked to consider a proposal relating to the reorganization of the Target Fund into the CCM Affordable Housing MBS ETF (the “Acquiring Fund”), a series of the Quaker Investment Trust (the “Acquiring Trust”) (the “Reorganization”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.

Why am I being asked to vote?

Certain funds are required to obtain shareholders’ votes for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder of record as of August 2, 2023 (the “Record Date”), you have a right to vote on these events, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?

Shareholders of the Target Fund, a current series of the Target Trust, will be asked to approve the Target Fund’s reorganization into the newly created Acquiring Fund that has an identical investment objective and substantially similar principal investment strategies and risks as the Target Fund. The reorganization, if approved by shareholders of the Target Fund, will be accomplished in accordance with the Plan. If the Target Fund’s shareholders approve the Plan, the assets of the Target Fund will be acquired by the Acquiring Fund, a newly created series of Acquiring Trust, in exchange solely for (i) Acquiring Fund Shares and (ii) the assumption of the liabilities of the Target Fund by the Acquiring Fund, and Acquiring Fund Shares will be distributed to shareholders of the Target Fund, which then will liquidate and dissolve (the “Reorganization”).

Why is the Reorganization Being Proposed, and Why Did the Target Fund Board Approve the Plan of Reorganization?

Impact Shares Corp, the adviser to the Target Fund (“Impact Shares” or the “Target Fund Adviser”), proposed the Reorganization as part of its efforts to address scale within the Impact Shares fund complex (i.e., offer funds with enough assets under management that they are economically viable) and fully focus on those series of the Target Trust for which it provides portfolio construction. The day-to-day portfolio management for the Target Fund is currently performed but its sub-adviser, Community Capital Management, LLC, (“CCM” or the “Target Fund Sub-Adviser”) and in support of its proposal, Impact Shares noted that CCM would also serve as the investment adviser to the Acquiring Fund (“Acquiring Fund Adviser”), providing shareholders of the Target Fund continued access to the Target Fund’s investment strategy in a single adviser fund structure.

What will happen if shareholders approve the Plan?

If the Target Fund’s shareholders approve the Plan, and all other closing conditions of the Reorganization under the Plan are either satisfied or waived, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about August 31, 2023, and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive Acquiring Fund Shares with an aggregate net asset value (“NAV”) equivalent to the aggregate NAV of the shares of the Target Fund (“Target Fund Shares”) owned by such shareholders immediately prior to the Reorganization. In addition, as provided by the Plan: (1) the Target Fund shall transfer all of its assets, as defined and set forth in the Plan, to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the liabilities as defined and set forth in the Plan, and issue and deliver to the Target Fund a number of Acquiring Fund Shares; and (2) the Target Fund will distribute to its shareholders of record the Acquiring Fund Shares, pursuant to the Plan, on a pro rata basis, and the Target Fund will be liquidated and dissolved.

How will the Reorganization affect me as a shareholder?

If the Reorganization is completed, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, shareholders of the Target Fund will each own shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund Shares that such shareholder owned immediately prior to the Reorganization. The Target Fund Shares will be delivered at net asset value without the imposition of a commission, sales charge, transaction fee or other similar fee. The Target Fund’s valuation procedures will be used to value the assets of the Target Fund for purposes of the Reorganization.

The Reorganization as set forth in the Plan is expected to constitute a tax-free reorganization under section 368(a) of the Code (specifically under section 368(a)(1)(F).

It is anticipated that the Target Fund operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of Target Fund Shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof.

The consummation of the Reorganization also is contingent upon the receipt of a tax opinion (to be issued by Stradley Ronon Stevens & Young, LLP) addressed to the Target Fund and Acquiring Fund to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. The tax opinion will satisfy the requirements for such legal opinion set forth in the Plan. For more detailed information about the federal income tax consequences of the Reorganization, please refer to the section titled “THE PROPOSED REORGANIZATION – Federal Income Tax Considerations” below.

Who manages the Target Fund and who will manage the Acquiring Fund if the Proposal is approved?

If the Proposal is approved, there will be some changes in the parties providing advisory services to the Target Fund compared to the Acquiring Fund, and in the contractual arrangements by which such advisory services are delivered.

For the Target Fund, Impact Shares Corp (“Impact Shares” or “Target Fund Adviser”) currently serves as investment adviser. In that role, the Target Fund Adviser provides a variety of services, including, among other things, the following: (1) arranging for non-distribution operational services for the Fund; (2) administering the Target Fund’s business affairs; and (3) overseeing the trading activities and performance of the Target Fund Sub-Adviser. The Target Fund Adviser is not, however, directly responsible for day-to-day management of the Target Fund’s portfolio. Instead, the Target Fund Adviser, as permitted by its advisory agreement with Impact Shares Trust I (“Target Fund Trust”), has entered into a sub-advisory agreement with Community Capital Management, LLC (“CCM”) pursuant to which CCM provides investment sub-advisory and portfolio management services to the Target Fund, subject to the supervision of the Target Fund Adviser and oversight of the Target Fund Board.

If shareholders of the Target Fund approve the Plan, CCM will become the investment adviser to the Acquiring Fund (“Acquiring Fund Adviser”) and will provide investment advisory and portfolio management services directly to the Acquiring Fund. The Acquiring Fund Adviser will also assume certain administrative and financial responsibilities with respect to Acquiring Fund. The Acquiring Fund will not have a sub-adviser, and the Target Fund Adviser will not be involved in servicing the Acquiring Fund in any capacity.

How will CCM’s role as an Investment Manager change in its role as the Investment Adviser to the Acquiring Trust compared to its current role as Sub-adviser to the Target Fund if the Reorganization is approved?

If the Reorganization is approved, CCM will be the sole Adviser to the Acquiring Fund, as opposed to being the Sub-Adviser to the Target Fund and the Target Fund Adviser in the current structure.

In its capacity as the Acquiring Fund Adviser, CCM will be directly and fully responsible for all aspects of managing the Acquiring Fund, including implementation of the Acquiring Fund’s investment strategy, portfolio management, and compliance, and in that role will be subject of the oversight of the Acquiring Trust’s Board of Trustees and the Acquiring Trust’s Chief Compliance Officer; in the Target Fund, CCM has provided sub-advisory portfolio management services, and is subject to the oversight of the Target Fund’s Board and Target Fund’s Adviser and to instructions and directions from the Target Fund’s Board and the Target Fund Adviser.

How will the Reorganization affect my fees?

Following the Reorganization, the Total Annual Fund Operating Expenses for the Acquiring Fund are expected to be equal to the Total Annual Fund Operating Expenses of the Target Fund.

Will there be changes to the Board of Trustees and service providers for the Acquiring Fund?

Yes, the Acquiring Fund will have a different board than the Target Fund and there will be changes to some but not all of the Fund’s service providers. The Target Fund Board oversees the operations of the Target Fund, and the Acquiring Fund Board of Trustees will oversee the Acquiring Fund. The Target Fund and Acquiring Fund will have the same administrator, distributor, fund accounting agents, and principal listing exchange. However, in addition to the previously described changes in the advisory and sub-advisory relationships for the Target Fund and Acquiring Fund, the two Funds will have different transfer agents, custodian, independent registered accounting firm, and legal counsels.

When will the Reorganization occur?

If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around August 31, 2023.

Who will pay for the Reorganization?

As discussed in greater detail in the sections below entitled “Who will pay the costs of the Reorganization?” and “THE PROPOSED REORGANIZATION – Cost of the Reorganization,” CCM will bear 100% of the expenses relating to the Reorganization whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, terminating any existing agreements or contracts to which the Target Entity is a party (including any penalties payable in connection with such termination), preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, and expenses of holding shareholders’ meetings. Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization.

How do I vote on the Reorganization?

There are several ways you can vote your shares, including in person at the Special Meeting, by mail, by telephone, or via the internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Reorganization of the Target Fund, as recommended by the Target Trust Board, and in its best judgment on other matters.

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the Meeting,

•	voting by telephone or on the Internet before the commencement of the Meeting, or

•	voting at the meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. If you have questions about attending the Meeting in person, please call 1(888) 339-0135.

What will happen if shareholders of the Target Fund do not approve its Reorganization?

If the Target Fund’s shareholders do not approve the Reorganization, then the Reorganization will not be implemented and the Target Fund Board will consider alternative options, potentially including liquidating the Target Fund. Until any such alternatives are acted upon, the Target Fund would continue its operations as a series of the Target Fund Trust that would be overseen by the Target Fund Board and would be advised by the Target Fund Adviser and sub-advised by CCM.

What if I do not wish to participate in the Reorganization?

If you do not wish to have your Target Fund shares exchanged for shares of the Acquiring Fund, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. For more information please see the section below titled “THE PROPOSED REORGANIZATION – Federal Income Tax Considerations” below.

Whom do I call if I have questions about the Prospectus/Proxy Statement?

Please don’t hesitate to contact your Investment Professional or call us toll-free at 1(888) 339-0135

Thank you in advance for your vote.

Recommendation of the Board of Trustees

After careful consideration, the Target Trust Board has unanimously approved the proposal. The Board of Trustees of the Acquiring Fund has also unanimously approved the proposal to reorganize the Target Fund into the Acquiring Fund. The Target Trust Board recommends that you read the enclosed materials carefully and vote FOR the proposal.

Impact Shares Affordable Housing MBS ETF a series of Impact Shares Trust I 5950 Berkshire Lane Suite 1420 Dallas, Texas 75225 469-442-8424	CCM Affordable Housing MBS ETF a series of Quaker Investment Trust c/o Community Capital Management, LLC 261 North University Drive, Suite 520 Ft. Lauderdale, FL 33324 1-888-272-0007

PROXY STATEMENT/PROSPECTUS

[ , 2023]

Introduction

This Proxy Statement/Prospectus contains information that shareholders of the Impact Shares Affordable Housing MBS ETF (the “Target Fund”), a series of Impact Shares Trust I (the “Target Trust”), should know before voting on the proposed reorganization (the “Reorganization”) that is described herein, and should be retained for future reference. This document is both the proxy statement of the Target Fund and also a prospectus for the CCM Affordable Housing MBS ETF (the “Acquiring Fund”), a newly created series of the Quaker Investment Trust (the “Acquiring Trust”). The Target Fund and the Acquiring Fund are each a series of different registered open-end management investment companies.

The Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Plan”). Under the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the Target Fund’s liabilities and shares of the Acquiring Fund.

A special meeting of the shareholders of the Target Fund (the “Meeting”) will be held at Impact Shares Corp, located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, on August 31, 2023 at 10:30 a.m., Central Time. At the Meeting, shareholders of the Target Fund will be asked to consider the following proposals relating to the Reorganization (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Proposal: Reorganization of the Impact Shares Affordable Housing MBS ETF into CCM Affordable Housing MBS ETF

To approve the Plan pursuant to which the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Target Fund in exchange for shares of the Acquiring Fund to be distributed pro rata by the Target Fund to its shareholders, in a complete liquidation and termination of the Target Fund.

The Reorganization is anticipated to be a tax-free reorganization for federal income tax purposes. For more detailed information about the federal income tax consequences of the Reorganization, please refer to the section titled “Federal Income Tax Considerations” below.

The Target Trust Board has fixed the close of business on August 2, 2023 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share, if any). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about [____], [____], 2023, to all shareholders eligible to vote on the Proposal.

The Target Trust Board has approved the Plan and has determined that the Reorganization is in the best interests of the Target Fund and the interests of Target Fund shareholders will not be diluted as a result of the Reorganization. Accordingly, the Target Trust Board recommends that shareholders vote “FOR” the Proposal. If shareholders of the Target Fund do not approve its Reorganization, the Target Trust Board will consider what further action is appropriate for the Target Fund, including liquidation of the Target Fund, which would be a fully taxable redemption to shareholders.

Additional information about the Target Fund is available in the following:

1.	Summary Prospectus dated October 25, 2022 for the Target Fund, as supplemented (the “Target Fund Summary Prospectus”);
2.	Prospectus dated October 25, 2022 for the Target Fund, as supplemented (the “Target Fund Prospectus”);
3.	Statement of Additional Information dated October 25, 2022 for the Target Fund, as supplemented (the “Target Fund SAI”);
4.	The audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2022 (the “Target Fund Annual Report”); and
5.	The unaudited financial statements included in the Target Fund’s Semi-Annual Report to shareholders for the fiscal period ended December 31, 2022 (the “Target Fund Semi-Annual Report”).

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). The Target Fund Prospectus is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Statement of Additional Information (the “SAI”) to this Proxy Statement/Prospectus also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Fund Summary Prospectus, the Target Fund Annual Report and Target Fund Semi-Annual Report have previously been delivered to shareholders. The Target Fund Summary Prospectus, Target Fund Prospectus, Target Fund SAI, Target Fund Annual Report and Target Fund Semi-Annual Report are available on the Target Fund’s website at https://impactetfs.org/. Copies of these documents are also available at no cost by calling 1-844-448-3383 or writing to the Target Fund at Impact Shares Funds 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225.

The U.S. Securities and Exchange Commission (the “SEC”) file number for the Target Fund documents listed above is 333-221764. The file number for the Acquiring Fund is 033-38074.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in a fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a fund.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations regarding the Reorganization other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the SEC, and you should not rely on such other information or representations.

SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.

If the Reorganization is approved, under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Target Fund in exchange for of the Acquiring Fund’s shares to be distributed pro rata by the Target Fund to its shareholders, in a complete liquidation and termination of the Target Fund.

REASONS FOR THE PROPOSED REORGANIZATION

Impact Shares Corp, the adviser to the Target Fund (“Impact Shares” or the “Target Fund Adviser”), proposed the Reorganization as part of its efforts to address scale (i.e., offer funds with enough assets under management to be economically viable) within the Impact Shares fund complex and fully focus on those series of the Target Trust for which it provides portfolio construction. The day-to-day portfolio management for the Target Fund is currently performed but its sub-adviser, Community Capital Management, LLC, (“CCM” or the “Target Fund Sub-Adviser”) and in support of its proposal, Impact Shares noted that CCM would also serve as the investment adviser to the Acquiring Fund (“Acquiring Fund Adviser”), providing shareholders of the Target Fund continued access to the Target Fund’s investment strategy in a single adviser fund structure.

In addition, Impact Shares believes that the Reorganization will be beneficial for the continued viability of the Acquiring Fund and that the Acquiring Fund post-Reorganization would have greater prospects for future asset growth and its ability to leverage increasing economies of scale as a series of the Acquiring Trust.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

This section will help you compare the investment objectives, policies and risks of the Target Fund and the Acquiring Fund (each a “Fund”, and collectively, the “Funds”). The differences in the Funds’ investment objectives, policies and risks are discussed below. While there is no assurance that either Fund will achieve its investment objectives, each Fund endeavors to do so by following the policies and strategies discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in the prospectuses and SAIs of the Target Fund and the Acquiring Fund.

Investment Objective and Investment Policies and Strategies

The Target Fund and Acquiring Fund have the same investment objectives and substantially similar principal investment strategies. The investment objective of both the Target Fund and Acquiring Fund is to generate current income.

The table below shows the principal investment strategies for the Target Fund and the Acquiring. The strategies are substantively the same with only minor differences in how they are explained.

Target Fund	Acquiring Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets in mortgage-backed securities backed by pools of mortgage loans that the Fund’s Sub-Adviser believes were made to minority families, low-income families, and/or families that live in persistent poverty areas. These loans include home loans in census tracts where more than 50% of the population is non-white and at least 40% of the population is living at or below the poverty line (defined as a racially or ethnically concentrated areas of poverty or “R/ECAP”); loans in counties where, for more than 20 years, 20% or more of the population has lived in poverty (defined as a persistent poverty county or “PPC”); and loans to minority borrowers or loans originated in a census tract where more than 50% of the population is a minority (also referred to as a majority-minority census tract). The Fund will invest at least 51% of its net assets in mortgage-backed securities that the Fund’s investment advisor believes will be deemed to be qualified under the Community Reinvestment Act of 1977 (“CRA”), so that financial institutions that are subject to the CRA may receive investment test or similar consideration/credit under the CRA with respect to shares of the Fund held by them. The Fund may also invest in mortgage-backed securities backed by pools of loans sourced from non-traditional originators including Community Development Financial Institutions (CDFIs) and minority-owned banks.

Under normal circumstances, the Fund will invest at least 80% of its net assets in mortgage-backed securities backed by pools of mortgage loans that the Fund’s Adviser believes were made to minority families, low-income families, and/or families that live in persistent poverty areas. At least 51% of the loans underlying the mortgage-backed securities in which the Fund invests will have been made to low- and moderate- income borrowers. These loans include home loans in census tracts where more than 50% of the population is non-white and at least 40% of the population is living at or below the poverty line (defined as a racially or ethnically concentrated areas of poverty or “R/ECAP”); loans in counties where for more than 20 years 20% or more of the population has lived in poverty (defined as a persistent poverty county or “PPC”); and loans to minority borrowers or loans originated in a census tract where more than 50% of the population is a minority (also referred to as a majority-minority census tract. The Fund may also invest in mortgage-backed securities backed by pools of loans sourced from non-traditional originators including Community Development Financial Institutions (CDFIs) and minority-owned banks.

The mortgage-backed securities in which the Fund invests are issued and/or guaranteed by government sponsored enterprises (each a “GSE”), such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Bank (“Freddie Mac”) and are therefore rated investment grade. To create the mortgage-backed securities in which the Fund invests, these GSEs securitize pools of mortgage loans and each mortgage loan in the pool must meet the conforming underwriting standards of the relevant agency. While securities issued or guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by Fannie Mae and Freddie Mac are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Using a proprietary algorithm, the Sub-Adviser screens mortgage origination tapes to identify loans that are made to low- and moderate-income families and minorities. A “low-income borrower” is a person whose total annual income is 50% or less of the area median income (“AMI”) or average income for the community where they live. A “moderate-income borrower” is person whose total annual income is above 50% but less than 80% of the AMI or average income for the community where they live. The Sub-Adviser will designate a borrower as living in a persistent poverty area if the borrower’s address is located in one of the Federally designated PPCs. In addition, the Sub-Adviser assesses the loan-to-value and FICO scores of borrowers before selecting a mortgage for inclusion in the pools underlying the mortgage-backed securities for the Fund’s portfolio. When making investment decisions, the Sub-Adviser will consider coupon payments of the qualifying mortgage-backed security pools to manage the prepayment and/or extension risk of the Fund’s portfolio.

The Fund is a non-diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.

The mortgage-backed securities in which the Fund invests are issued and/or guaranteed by government- sponsored enterprises (each a “GSE”), such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Bank (“Freddie Mac”) and are therefore rated investment grade. To create the mortgage-backed securities in which the Fund invests, these GSEs securitize pools of mortgage loans and each mortgage loan in the pool must meet the conforming underwriting standards of the relevant agency. While securities issued or guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by Fannie Mae and Freddie Mac are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Using a proprietary algorithm, CCM screens mortgage origination tapes that provide addresses, income, and debt levels of borrowers and in certain cases demographic information (such as gender, race and ethnicity data) to identify loans that are made to low- and moderate-income families and minorities. A “low-income borrower” is a person whose total annual income is 50% or less of the area median income (“AMI”) or average income for the community where they live. A “moderate-income borrower” is person whose total annual income is above 50% but less than 80% of the AMI or average income for the community where they live. CCM will designate a borrower as living in a persistent poverty area if the borrower’s address is located in one of the Federally designated persistent poverty counties, which are defined as counties where 20% or more of the population lives in poverty as measured by the U.S. Census Bureau. In addition, CCM assesses the loan-to-value and FICO scores of borrowers before selecting a mortgage for inclusion in the pools underlying the mortgage-backed securities for the Fund’s portfolio. When making investment decisions, CCM will consider coupon payments of the qualifying mortgage-backed security pools to manage the prepayment and/or extension risk of the Fund’s portfolio.

The Fund is a non-diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.

 COMPARISON OF INVESTMENT RISKS

The principal risks for the Target Fund and Acquiring Fund are substantially similar because the principal investment strategies and investment objective are substantially the same.

There may be differences in the language and templates of the applicable risks attributable primarily due to the fact that the Target Fund is part of the Impact Shares “family” of funds and the Acquiring Fund is part of the Quaker “family” of funds. Below is a matrix comparing the principal investment risks applicable to the Target Fund and Acquiring Fund. Many of these differences reflect non-substantive differences in the approach to disclosure taken by the Target Fund and the Acquiring Fund. The actual risks of investing in each Fund depend on the securities held in the Fund’s portfolio and on market conditions, both of which change over time. Additionally, note that the Funds may describe or categorize the same risks differently. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. Each principal risk of the Target Fund and Acquiring Fund is described in more detail below. A discussion of the principal risks associated with an investment in Target Fund may be found in the Target Fund’s prospectus.

Comparison of Investment Risks

	Target Fund	Acquiring Fund
Active Investment Management Risk	The Fund is actively managed. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results. There is no guarantee that the Fund’s investment objective will be achieved.	Same.
Asset Class Risk	Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.	Same.
Call Risk.

Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Same.
Cash Transactions Risk

The Fund will effect its creations and redemptions primarily for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund will effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
Counterparty Risk	Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. These risks may be greater when engaging in over-the-counter transactions or when the Fund conducts business with a limited number of counterparties.	Same.
Credit Risk	An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.	Same.

Extension Risk	Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.	Same.
Fixed Income Risk	No corresponding risk.

The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

Fee Risk	Because the fees paid by the Fund to Impact Shares are based on the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage), Impact Shares has a financial incentive to cause the Fund to utilize leverage, which creates a conflict of interest between Impact Shares, on the one hand, and the shareholders of the Fund, on the other hand.	No corresponding risk.
Income Risk	The Fund’s income may decline when interest rates fall or if there are defaults in the mortgage loans underlying the securities in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.	No corresponding risk.
Inflation Risk	infInflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.	Same.
Interest Rate Risk	Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration. As of the date of this Prospectus, the United States is experiencing a rising market interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Fund invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.	Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration. As of the date of this Prospectus, the United States is experiencing a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Fund invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets. Further, recent and potential future changes in government policy may affect interest rates.

Limited Fund Size Risk	The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.	Same.
Liquidity Risk	The Fund may hold certain investments that may trade over-the-counter or in limited volume or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress.	Same.
Management Risk	Management risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser is a non-profit organization with limited personnel and financial resources. The relative lack of resources may increase the Fund’s management risk	Same.

Market Price Variance Risk

Fund shares are listed for trading on NYSE (the “Exchange”) and can be bought and sold in the secondary market at prevailing market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE. Liquidity in those securities may be reduced after the applicable closing times.

Accordingly, during the time when NYSE is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. In times of market stress, market makers and authorized participants may step away from their respective roles in making a market in Fund shares or in executing purchase and redemption orders, which could lead to variances between the market price of Fund shares and the underlying value of those shares. Also, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity of the Fund’s portfolio holdings, which could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. During periods of high market volatility, a Fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criterion with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop order. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Same.

Mortgage-Related Securities Risk	Mortgage-related securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-related securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-related securities. Along with prepayment risk, mortgage-related securities are significantly affected by interest rate risk.	Same.
Non-Diversification Risk

As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Although the Fund is “non-diversified” for purposes of the 1940 Act, the Fund intends to comply with the diversification requirements under Subchapter M of the Code in order to be eligible to qualify as a regulated investment company.

Same.
Operational and Technology Risk	Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, index providers, Authorized Participants (as defined below), market makers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.	Same.
Prepayment Risk	Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in the Fund to change.	Same.

Securities Market Risk	The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics such as the COVID-19 outbreak can affect this value and you may lose money by investing in the Fund. These conditions (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, including earthquakes, fires, floods, hurricanes, tsunamis and weather- related phenomena generally, as well as the spread of infectious disease including epidemics or pandemics such as the COVID-19 outbreak, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.	Same.
Significant Exposure Risk.

To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Same.
Specified Pools Risk	The Fund is expected to primarily invest in specified pools of mortgage loans. This may cause the Fund to take longer to fully achieve its principal investment strategy.	Same.
Trading Issues Risk.	Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units (as defined below). In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.	Same.

Transactions Risk.

The Fund may purchase securities via to-be-announced transactions (“TBA Transactions”). In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase the Fund’s volatility.

Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction

Same.
U.S. Government Securities Risk.

U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. government would provide financial support to any of these entities if it were not obligated to do so by law.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae or Freddie Mac and the value of their securities and the securities that they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Same.
Valuation Risk	The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.	Same.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has fundamental investment restrictions which cannot be changed without the approval of a “vote of a majority of the outstanding voting securities” of the Fund. A “vote of a majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. Each Fund has non-fundamental investment restrictions which may be changed with board approval but without shareholder approval. The summary below is qualified in its entirety by the description of the fundamental restrictions of the Target Fund and the Acquiring Fund in their respective statements of additional information.

The fundamental and non-fundamental retractions for the Target Fund and Acquiring Fund are the same and are summarized below.

FUNDAMENTAL RESTRICTION

Target Fund and Acquiring Fund
Lending	The Fund May Not Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.
Concentration

The Fund May Not Purchase any security that would cause the Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Underwriting	The Fund May Not Underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act.
Real Estate

The Fund May Not Purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it.

Senior Securities	The Fund May Not Issue senior securities or borrow in excess of the amounts permitted by the 1940 Act.
Commodities	The Fund May Not Purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The non-fundamental policies of the Funds are discussed below. The Target Fund and Acquiring Fund have the same non-fundamental policies and are summarized below.

•The Fund May Not Acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid.

•The Fund May Not Acquire securities of other investment companies, except as permitted by the 1940 Act (currently under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased, and may also invest in other investment companies pursuant to exemptions provided in or under the 1940 Act and in accordance with no-action positions of the staff of the SEC).

•The Fund May Not Borrow on margin, notwithstanding fundamental investment restriction on senior securities, unless such activity is permitted by applicable law.

•If the Fund is invested in by another series of the Trust in reliance on Section 12(d)(1)(G), it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1) (G) of the 1940 Act.

COMPARATIVE FEE TABLES

The Target Fund and Acquiring Fund incur certain expenses in their operations, and investors pay fees and expenses to buy, hold and sell shares of a Fund.

Shareholder Fees and Annual Fund Operating Expenses

The following tables compare the shareholder fees and expense ratios of the Target Fund, against the corresponding expense ratios of Acquiring Fund Shares, including on a pro forma basis after giving effect to the Reorganization. Any “fee limits” disclosed in a footnote to the charts below for the Target Fund (which were taken from the prospectus fee tables) will be in effect for at least one year from the closing date of the Reorganization. The fees and expenses that the Target Fund's shareholders will pay after the completion of the Reorganization when they become shareholders of the Acquiring Fund are expected to be the same as the fees and expenses that the Target Fund's shareholders currently pay.

These tables describe the fees and expenses that you may pay if you buy, hold and sell the Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense examples below.

	Target Fund*	Acquiring Fund (pro forma)*
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at the time of purchase or redemption, whichever is lower)	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Management Fee	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.23%[1]	0.23%[1]
Total Annual Fund Operating Expenses	0.53%	0.53%
Expense Reimbursement	(0.23)%[2]	(0.23)%[3]
Total Annual Fund Operating Expenses After Expense Reimbursement	0.30%	0.30%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.
[2]	Community Capital Management, LLC (the “Sub-Adviser”) of the Target Fund has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, interest payments, acquired fund fees and expenses, extraordinary expenses and dividend expenses on short sales) of the Fund to 0.30% through October 31, 2023. This contract may not be terminated without the action or consent of the Target Fund’s Board of Trustees.
[3]	Community Capital Management, LLC (“CCM” or the “Adviser”) of the Acquiring Fund has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, interest payments, acquired fund fees and expenses, extraordinary expenses and dividend expenses on short sales) of the Fund to 0.30% through October 31, 2024 . This contract may not be terminated without the action or consent of the Acquiring Fund’s Board of Trustees.

*	Expense ratios for the Target Fund reflect annual fund operating expenses for the fiscal year ended June 30, 2022. The Acquiring Fund is newly organized and, therefore, has not yet had any operations as of the date of this Proxy Statement/Prospectus. Pro forma numbers are for the Acquiring Fund calculated using information from the Target Fund’s annual report for the fiscal year ended June 30, 2023 and based on pro forma net assets as of June 30, 2023. Neither the Target Fund nor the Acquiring Fund will bear any Reorganization costs (excluding brokerage costs, if any).

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) the Fund’s operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described above. Your actual costs may be higher or lower. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below.

	1 Year	3 Years	5 Years	10 Years
Target Fund	$31	$147	$273	$643
Acquiring Fund (pro forma)	$31	$147	$273	$643

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year or period, each Fund’s portfolio turnover rate was the following percentage of the average value of its portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Target Fund	78%
Acquiring Fund*	N/A

*	Portfolio turnover information for the Acquiring Fund is not presented because the Acquiring Fund had not commenced investment operations.

COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Target Fund by showing the Target Fund’s investment results from July 26, 2021 (commencement of operations) through December 31, 2022 and how the Target Fund’s average annual returns for various periods compare with a broad measure of market performance. As with all mutual funds, the Target Fund’s past performance (before and after taxes) does not predict how the Target Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The Target Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Updated information on the Target Fund’s performance can be obtained by visiting https://impactetfs.org/owns-etf/ or by calling 1-844-448-3383.

The Average Annual Total Return table shows returns for the Target Fund’s averaged over the stated periods, and includes comparative performance information. The table shows the Target Fund’s average annual total returns for the one year and since inception periods. These figures assume reinvestment of dividend distributions. In addition to Fund Return Before Taxes, Fund Return After Taxes is shown for the Target Fund to illustrate the effect of federal taxes on the Target Fund’s returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-taxes returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.

Because the Acquiring Fund has not yet commenced investment operations and will only do so upon completion of the Reorganization, historical performance information for the Acquiring Fund is expected to be that of the Target Fund. The historical performance information of the Target Fund has not been adjusted.

The Funds’ performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Risk/Return Bar Chart and Table for the Target Fund

The average annual total returns for Target Fund shares before and after taxes, as of December 31, 2022, are shown below.

The Target Fund’s year-to-date total return through June 30, 2023 was [____]%.

The following table sets forth the Target Fund’s highest and lowest quarterly returns since inception.

Best Quarter	Worst Quarter
1.62%	-4.89%

Average Annual Total Returns for Target Fund for Period Ended December 31, 2022.

	1 Year	Since Inception(1)
Fund Returns Before Taxes	-11.27%	-8.72%
Fund Returns After Taxes on Distributions	-12.14%	-9.54%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	-6.66%	-6.94%
Bloomberg U.S. MBS Index(2)	-11.81%	-8.86%

(1)	The Target Fund’s inception date was July 26, 2021.
(2)	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGERS

Information about the portfolio managers who are primarily responsible for overseeing the Target Fund and Acquiring Fund’s investments is shown below. Each Fund’s SAI provides additional information about the portfolio managers, including information relating to each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

The Acquiring Fund’s portfolio management team will manage the fund following the Reorganization.

Target Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Elliot Gilfarb, CFA (Senior Portfolio Manager)	1 year	Head of Fixed Income
Andy Kaufman (Senior Portfolio Manager)	1 year	Chief Investment Officer
Jessica Botelho	1 year	Director of CRA and Impact Research
Shonali Pal	1 year	Portfolio Manager

Acquiring Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Elliot Gilfarb, CFA (Senior Portfolio Manager)	Fund inception* and Target Fund inception (July 2021)	Head of Fixed Income
Andy Kaufman (Senior Portfolio Manager)	Fund inception* and Target Fund inception (July 2021)	Chief Investment Officer
Jessica Botelho	Fund inception* and Target Fund inception (July 2021)	Director of CRA and Impact Research
Shonali Pal	Fund inception* and Target Fund (June 2022)	Portfolio Manager

*	The Acquiring Fund has not commenced operations as of the date of this Prospectus/Proxy Statement.

CCM Affordable Housing MBS ETF

Elliot Gilfarb, CFA, Head of Fixed Income of the Adviser, serves as Senior Portfolio Manager for the Fund. He is responsible for portfolio management, research and trading. Mr. Gilfarb has been responsible for the day-to-day management of the Fund since inception and the Target Fund since inception.

Andy Kaufman, Chief Investment Officer of the Adviser, serves as Senior Portfolio Manager of the Fund. He is responsible for portfolio management, research and trading. Mr. Kaufman has been responsible for the day-to-day management of the Fund since inception and the Target Fund since inception.

Jessica Botelho, Director of CRA & Impact Research, serves as portfolio manager of the Fund. She is responsible for overseeing and gathering all impact research as well as impact reporting. Ms. Botelho has been responsible for the day-to-day management of the Fund since inception and the Target Fund since inception.

Shonali Pal serves as a portfolio manager of the Fund. Ms. Pal has been responsible for the day-to-day management of the Fund since inception and the Target Fund since June 2022.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the Target Fund are included below. Because the Acquiring Fund has not commenced investment operations as of the date of this Prospectus/Proxy Statement, the Acquiring Fund has no financial highlight information to report. The financial highlights table is intended to help you understand the Target Fund’s financial performance for its past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). This information for the year ended June 30, 2022 has been audited by Ernst & Young LLP. (“E&Y”), whose report, along with the Target Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. E&Y, an independent registered public accounting firm located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219, served as independent registered accounting firm to the Target Fund for the year ended June 30, 2022, but will not serve as the independent registered accounting firm to the Target Fund for the year ended June 30, 2023. To request the Target Fund’s June 2022 Annual Report or its December 2022 Semi-Annual Report, please call the Fund at (855) 799-4757.

Financial Highlights – Impact Shares Affordable Housing MBS ETF

	Six Months Ended 12/31/22** (unaudited)		For the Year Ended June 30,
			2022 (4)
Net Asset Value, Beginning of Period/Year	$17.83		$20.00
Income from Investment Operations:
Net investment income(*)	0.09		0.14
Net realized and unrealized (loss) on Investments	(0.69)		(1.97)
Total from Operations	(0.60)		(1.83)
Less Distributions:
Distributions from net investment income	(0.23)		(0.34)
Distributions from Net Realized Capital Gains	—		—
Total distributions	(0.23)		(0.34)
Net Asset Value, End of Period/Year	$17.00		$17.83
Market Price, end of period/year	$17.07		$17.88
Total return(1)	(3.35)%		(9.22)%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period/year (000s)	$102,000		$91,812
Ratio of Expenses to Average Net Assets	0.30	%(3)(5)	0.30	%(3)(5)
Ratio of Net investment income to Average Net Assets	1.04	%(3)	0.81%
Portfolio turnover rate(2)	16%		78%

Amounts designated as “-” are $0.

*	Per share data calculated using average shares method.
**	For the six month period ended December 31, 2022 (Unaudited).
(1)	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(2)	Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.
(3)	Annualized.
(4)	Commenced operations on July 26, 2021.
(5)	The ratio of Expenses to Average Net Assets excluding waivers is 0.53% for the periods ended June 30, 2022 and December 31, 2022 (Unaudited).

INVESTMENT ADVISERS

Target Fund

Impact Shares Corp (“Impact Shares”) serves as the investment adviser to the Target Fund. Impact Shares is located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225. Impact Shares provides the day-to-day management of the Target Fund’s portfolio of securities, which includes buying and selling securities for the Target Fund and conducting investment research. Additionally, Impact Shares furnishes offices, necessary facilities, equipment and personnel. Organized in February 2014, Impact Shares is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Impact Shares is an ETF sponsor and investment manager that is creating a platform for clients seeking maximum social impact with market returns. As of March 31, 2023, Impact Shares had approximately $181.7 million in assets under management.

Acquiring Fund

Community Capital Management, LLC (“CCM”) serves as the investment adviser to the Acquiring Fund and is responsible for the day-to-day management of the Acquiring Fund’s investments. CCM is located at 261 North University Drive, Suite 520 Ft. Lauderdale, FL 33324. CCM oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Acquiring Fund. Founded in November 1998, CCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of April 30, 2023, the Adviser had approximately $4.2 billion in assets under management.

INVESTMENT ADVISORY FEES AND OTHER FEES/EXPENSES

The Target Fund and the Acquiring Fund pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.

See discussion under “Comparative Fee Tables and Examples”. See also the discussion of the Target Fund’s fees and expenses in the most current semi-annual report of the Target Fund dated December 31, 2022, as amended.

PROCEDURES FOR PURCHASING, REDEEMING, AND EXCHANGING SHARES

Target Fund

For a discussion of the Target Fund’s policies with respect to “How to Buy and Sell Shares”, “Book Entry”, “Creation and Redemption of Shares”, “Purchases through and outside the Clearing Process”, “Rejection of Purchase Orders”, “Redemptions”, “Redemption Proceeds”, “Transaction Fees”, “Net Asset Value”, “Share Prices”, “Premium/Discount Information”, “Dividends and Other Distributions”, “Capitalization Criteria”, and “Taxation” - see the Target Fund’s prospectus dated October 25, 2022, as amended or supplemented.

Acquiring Fund

How to Buy and Sell Shares

The Fund issues and redeems shares of the Fund only in aggregations of Creation Units. A Creation Unit is comprised of 50,000 shares.

Shares of the Fund are exchange traded and available for purchase on the NYSE Arca, Inc. (the “Exchange”) by any investors seeking social impact consistent with the goals of the Fund.

Shares of the Fund are listed on the Exchange for trading on any day that the Exchange is open for business. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund’s shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the applicable Fund has a lot of trading volume and market liquidity and higher if the applicable Fund has little trading volume and market liquidity. The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund’s shares are listed for trading on a national securities exchange.

Because secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund pursuant to the exemptive relief obtained by the Trust from the limitations of Section 12(d)(1), the company must enter into an agreement with the Trust.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record or registered owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. Beneficial owners of shares are not entitled to receive physical delivery of stock certificates or to have shares registered in their names, and they are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, a beneficial owner must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that a beneficial owner holds in book-entry or “street name” form.

Creations and Redemptions of Shares

The Fund issues and sells Creation Units on a continuous basis through the Distributor, without a sales load, at NAV plus a transaction fee next determined after receipt of a purchase order, on any day that the Exchange is open for business. Creation units of shares may be purchased only by or through a DTC participant that has entered into an Authorized Participant agreement with the Distributor. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. The Fund may direct portfolio transactions to certain Authorized Participants or their affiliates in certain circumstances, such as to achieve best execution, but do not direct transactions based on the purchase/sale of Fund’s shares. Due to the nature of the Fund’s investments, Authorized Participants may deposit cash, a portfolio of securities constituting a representative sample of the portfolio of securities owned by the Fund or a combination of cash and a portfolio of securities constituting a representative sample of the portfolio of securities owned by the Fund in exchange for a specified amount of Creation Units.

Redemptions of Creation Units for securities will be subject to compliance with applicable federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash if the Fund cannot lawfully deliver specific Fund securities upon redemptions or could not do so without first registering the securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payments.

Investors should be aware that their particular broker may not be a DTC participant or may not have executed an Authorized Participant agreement, in which case orders to purchase creation units of shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Fund expects to enter into Authorized Participant agreements with only a small number of DTC participants.

Purchases through and outside the Clearing Process

An Authorized Participant may place an order to purchase (or redeem) creation units (i) through the Continuous Net Settlement clearing processes of the National Securities Clearing Corporation (“NSCC”) as such processes have been enhanced to effect purchases (and redemptions) of creation units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant agreement authorizes the Distributor to transmit through the Fund’s transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite deposit securities and the balancing amount to the applicable Fund, together with the Transaction Fee and such additional information as may be required by the Distributor. An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. Purchases (and redemptions) of Creation Units settled outside the Clearing Process will be subject to a higher Transaction Fee (as defined below) than those settled through the Clearing Process. Whether placed through the Clearing Process or outside the Clearing Process, a purchase order must be received by the Distributor by 4:00 p.m. Eastern Time if transmitted by telephone, facsimile or other electronic means permitted under the Participant Agreement in order to receive that day’s closing NAV per share.

Rejection of Purchase Orders

The Fund reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the applicable Fund; (c) the deposit securities delivered are not as specified by CCM and CCM has not consented to acceptance of an in-kind deposit that varies from the designated deposit securities; (d) acceptance of the purchase transaction order would have certain adverse tax consequences to the applicable Fund; (e) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (f) the acceptance of the purchase order transaction would otherwise, in the discretion of the applicable Fund or CCM, have an adverse effect on the applicable Fund or the rights of beneficial owners; (g) the value of a cash purchase amount, or the value of the balancing amount to accompany an in-kind deposit, exceeds a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant cut-off time for the applicable Fund on the Transmittal Date; or (h) in the event that circumstances outside the control of the Fund, the Distributor and the Adviser make it impractical to process purchase orders. A Fund shall notify a prospective purchaser of its rejection of the order of such person. The Fund and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemptions

Similarly, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in good order by the Distributor on any day on that the Exchange is open for business. All redemption requests, whether placed through or outside the Clearing Process, must be received by the Distributor by 4:00 p.m. Eastern Time in order to receive that day’s Closing NAV per Share. The Fund reserves the right to reject any redemption request that is not in good order. Contact CCM if you have any questions about your particular circumstances. In general, a purchase order is in “good order” if: (i) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified herein; and (ii) all other procedures set forth in the Authorized Participant Agreement are properly followed. The Fund reserves the right to require additional information at any time for a purchase order to be in “good order.”

The Fund will not redeem shares in amounts less than Creation Units.

Beneficial owners also may sell shares in the secondary market but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The Fund may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the Exchange is closed on days other than weekdays or holidays; (ii) during periods when trading on the Exchange is restricted; (iii) during any emergency which makes it impractical for the Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund, a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4 (3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.

Redemption Proceeds

A redemption request received by the Fund will be affected at the NAV per share next determined after the Fund receives the request in good order. While the Fund will generally pay redemptions proceeds wholly or partially in portfolio securities, the Fund may pay your redemption proceeds in cash. In this event, the portfolio of securities the Fund will deliver upon redemption of Fund shares may differ from the portfolio of securities required for purchase of a Creation Unit. You will be exposed to market risk until you convert these portfolio securities into cash, you will likely pay commissions upon any such conversion, and you may recognize taxable gain or loss resulting from fluctuations in value of the portfolio securities between the conversion date and the redemption date. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors.

Transaction Fees

Authorized Participants are charged standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee of $500 is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. Creations and redemptions are also subject to an additional variable charge of up to 1% of the net asset value per Creation Unit, inclusive of the standard transaction fee, for (i) in-kind creations or redemptions effected outside the normal Clearing Process, (ii) in whole or partial cash creations, (iii) in whole or partial cash redemptions or non-standard orders. The variable component is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. In all cases, the Transaction Fee will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. A Fund may determine not to charge the variable portion of a Transaction Fee on certain orders when CCM has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. The variable portion of a Transaction Fee may be higher or lower than the trading expenses incurred by the Fund with respect to the transaction.

No redemption fee will exceed 2% of the value of the Creation Unit redeemed.

Net Asset Value

The NAV per share of the Fund is calculated as of 4:00 p.m., Eastern Time, on each day that the Exchange is open for business, except on days on which regular trading on the Exchange is scheduled to close before 4:00, when the Fund calculates NAV as of the scheduled close of regular trading. The Exchange is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively. The NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Fund by the total number of shares of the Fund outstanding at the time the determination is made. The Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Fund’s investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value. When market quotations are not readily available (or are deemed unreliable) for one or more portfolio securities, the 1940 Act requires the Fund to use the investment’s fair value, as determined in good faith. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the CCM as the valuation designee to perform fair value determinations, subject to Board oversight (the “Valuation Designee”).
•	Investments by the Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.
•	Pursuant to the Valuation Designee’s fair value policies and procedures, securities for which market quotations are not readily available or for which the market price is determined to be unreliable, may include but are not limited to securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if a significant event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of such Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of such Fund. In determining the fair value price of a security, the Valuation Designee may use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity or discounts to public comparables. The Valuation Designee may also employ independent pricing services. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.

Share Prices

The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not reflect operating expenses or other accruals. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and make no representation or warranty as to its accuracy.

Premium/Discount Information

The NAV of the Fund will fluctuate with changes in the market value of the Fund’s portfolio holdings. The market price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy the Fund’s shares and receive less than NAV when they sell those shares, because shares are bought and sold at current Market Prices. Premiums or discounts are the differences (expressed as a percentage) between the NAV and market price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. Further information about the premium and discounts for the Fund is available at www.ccminvests.com.

Dividends and Other Distributions

The Fund intends to declare and pay dividends of net investment income quarterly and to pay any capital gain distributions on an annual basis. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or make any capital gain distributions.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of its dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market. Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of the Fund pursuant to DTC’s Dividend Reinvestment Service. Shareholders using the Dividend Reinvestment Service should consult their broker-dealer for more information about the specific terms of the service, including potential tax consequences to such shareholders in light of their particular circumstances.

Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to an investment in the Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund) or to address all aspects of taxation that may apply to Authorized Participants, individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. For more information, please see “Income Tax Considerations” in the SAI.

The Fund intends to elect to be treated and intend to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code including by complying with the applicable qualifying income and diversification requirements. If the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distribute to their shareholders in a timely manner in the form of dividends or capital gain dividends (as defined below). As described in “Dividends and Other Distributions” above, the Fund intends to distribute at least annually all or substantially all of its net investment income and net realized capital gains. The Fund will be subject to a Fund- level income tax at regular corporate income tax rates on any taxable income or gains that it does not timely distribute to their shareholders.

If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and (iii) any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year the Fund was not to qualify as a RIC and was ineligible to or otherwise did not cure such failure, all of its taxable income and gain would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The tax rules applicable to certain derivative instruments in which the Fund may invest are uncertain under current law, including the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from certain derivatives can be uncertain, including for Subchapter M purposes. Accordingly, while the Fund intends to account for such transactions in the manner they deem to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect the Fund’s ability to meet one or more of the relevant requirements to maintain their qualification as RICs, as well as to avoid Fund- level taxes. See the “Statement of Additional Information” for additional detail regarding the Fund’s investments in derivatives.

The Fund’s investments in foreign securities, if any, may be subject to foreign withholding or other taxes. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Shareholders generally will not be entitled to a claim or deductions for such taxes on their own returns.

Distributions paid to you by the Fund from net capital gain (that is, the excess of any net long-term capital gain over net short-term capital loss, in each case with reference to any loss carryforwards) that the Fund properly reports to you as a capital gain dividend (“capital gain dividends”) generally are taxable to you as long- term capital gain includible in net capital gain and taxed to individuals at reduced rates, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level.

A Medicare contribution tax of 3.8% is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and capital gains recognized on the taxable sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If, for any taxable year, the Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).

Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of the Fund pursuant to DTC’s Dividend Reinvestment Service (see “Dividends and Other Distributions”). Dividends and other distributions paid by the Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to the ex-dividend date for a distribution, you generally will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Fund (or your broker or other financial intermediary through which you own your shares) will send information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

If you sell or otherwise dispose of any of your shares of the Fund, you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will generally be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of the Fund will be disallowed if you acquire other shares of the Fund (whether through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Fund (or your broker or other financial intermediary through which you own your shares) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or the intermediary) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or the intermediary) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

CAPITALIZATION

The following tables show the capitalization of the Target Fund as of June 30, 2023, and the Acquiring Fund on a pro forma combined basis (unaudited) as of June 30, 2023 giving effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization was consummated, and does not reflect the number of shares or value of shares that would actually be received if the Reorganization occurred on the Closing Date. The Acquiring Fund is a shell fund that will commence operations on the Closing Date.

	Target Fund	Acquiring Fund	Pro Forma Adjustments	(Pro Forma Combined)

Net Assets	$111,067,133.73	$0	$0	$111,067,133.73
Shares Outstanding	6,500,000.00	0	0	6,500,000.00
Net Asset Value Per Share	$17.09	$0	$0	$17.09

INFORMATION ABOUT THE REORGANIZATION

Summary of Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization is expected to be consummated are set forth in the Plan, a copy of which is attached as Exhibit A to this Proxy Statement/Prospectus. A summary of material provisions of the Plan is provided below, and should be read carefully.

With respect to the Reorganization, if shareholders of the Target Fund approve the Plan and other closing conditions are satisfied or waived, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Closing Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Acquiring Fund, having an aggregate net asset value equal to the value of the net assets of the Target Fund so transferred.

The value of the net assets of the Target Fund will be computed using the valuation procedures of the Target Fund for purposes of the Reorganization. For more information regarding any possible pro forma adjustments to be made to the value of your Target Fund shares in connection with the Reorganization of your Target Fund, please see the section above entitled “Capitalization.”

All rights to indemnification and all limitations of liability existing in favor of the Target Fund’s current and former trustees and officers under the Target Trust’s governing documents shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect for a period of six years from the Closing Date and shall constitute rights which may be asserted against the Acquiring Fund.

The Target Fund and the Acquiring Fund will be required to make representations and warranties that are customary in matters such as the Reorganization.

If shareholders approve the Reorganization, the Reorganization shall close on August 31, 2023, or such other date as the authorized officers of the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in the Plan, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern time or the finalization of the Target Fund’s net asset value on the Closing Date of the Reorganization, unless otherwise agreed to by the parties (the “Closing Time”).

Following receipt of the requisite shareholder vote in favor of a Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

With respect to the Reorganization, the obligations of the Acquiring Fund and the Target Fund are subject to the following conditions, among others:

•	the Acquiring Fund’s Registration Statement on Form N-14 (the “N-14 Registration Statement”) under the U.S. Securities Act of 1933, as amended, shall have been filed with the SEC and such N-14 Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the N-14 Registration Statement shall have been issued;

•	the shareholders of the Target Fund shall have approved the Plan;

•	the Acquiring Fund and Target Fund have each delivered officer certificates certifying that all agreements and commitments set forth in the Plan have been satisfied; and

•	the Acquiring Fund and Target Fund shall each have received a legal opinion that the consummation of the transactions contemplated by the Plan will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund or its shareholders or the Acquiring Fund.

With respect to the Reorganization, if shareholders of the Target Fund do not approve the Plan or if the Reorganization does not otherwise close, the Target Trust Board will consider what additional action to take, including possible liquidation of the Target Fund, which would be a fully taxable redemption to shareholders. The Plan may be terminated and the Reorganization may be abandoned at any time prior to Closing by mutual agreement of the Target Trust and the Acquiring Trust. The Plan may be amended or modified in a writing signed by the parties to the Plan.

Board Considerations in Approving the Reorganization

The Target Trust Board considered and discussed the Reorganization with representatives from Impact Shares at its meetings held on May 24, 2023, June 5, 2023 and June 12, 2023 (collectively, the “Meetings”) and approved the Reorganization in the Special Board of Trustees Meeting held on June 12, 2023, subject to approval by Target Fund shareholders.

At the Meetings, Impact Shares recommended that the Target Trust Board approve the Reorganization. The Target Trust Board considered that Impact Shares proposed the Reorganization in connection with its efforts to address scale within the Impact Shares fund complex and fully focus on those series of the Target Trust for which it provides portfolio construction, which included transitioning investment advisory responsibilities for the Target Fund to CCM, the Target Fund’s current sub-adviser, to ensure, among other things, that shareholders of the Target Fund have continued access to the Target Fund’s investment strategy through a larger and stable mutual fund platform. The Target Trust Board also considered that Impact Shares believes, in the absence of the Reorganization, a potential alternative would be to seek approval by the Target Trust Board for the liquidation of the Target Fund. If the Target Fund were to liquidate, it is expected that such liquidation would result in the recognition of gain or loss by the Target Fund and its shareholders. In contrast, the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

In considering and approving the Reorganization, the Target Trust Board reviewed the proposed Reorganization from the point of view of the interests of the Target Fund and its shareholders and discussed the future of the Target Fund and the potential advantages of reorganizing the Target Fund into the Acquiring Fund. Among other things, the Target Trust Board reviewed the overall proposal for the Reorganization, the principal terms and conditions of the Plan, including that the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, the recommendation from Impact Shares, and certain other materials and information provided prior to and during the Target Trust Board Meetings. In considering the proposed Reorganization, the Target Trust Board considered the following significant factors, among others and in no order of priority:

•	the Reorganization was recommended by Impact Shares as adviser to the Target Fund;
•	CCM’s experience and expertise in providing investment advisory services to the Community Capital Trust (CCM Community Impact Bond Fund and the CCM Alternative Income Fund), the Quaker Investment Trust (CCM Core Impact Equity Fund, and CCM Small/Mid-Cap Impact Value Fund) and 80 separately managed accounts and sub-advisory services to the Target Fund, including the capabilities of CCM’s portfolio management teams and other investment personnel (which are expected to remain the same after the Reorganization);
•	the investment objectives, strategies, policies and restrictions of the Target Fund and the Acquiring Fund are substantially the same;
•	the historical performance of the Target Fund;
•	the prospects for growth, and for achieving economies of scale, of the Acquiring Fund subsequent to the Reorganization as a part of the Acquiring Trust;
•	the total annual fund operating expenses and total net annual fund operating expenses of the Target Fund and the Acquiring Fund are the same;

•	CCM’s contractual agreement to waive fees and/or to reimburse expenses (excluding certain costs and expenses) to cap the annual net operating expenses of the Acquiring Fund;
•	the financial resources of, and the nature and quality of the services of CCM;
•	the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;
•	CCM had undertaken to pay all expenses related to the Reorganization;
•	the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Target Fund is generally not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization; and
•	Target Fund shareholders will be issued shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Target Fund that those shareholders held immediately prior to the effective time of the Reorganization.

The Target Trust Board also noted Impact Shares’ explanation that it considered possible alternatives to the Reorganization, including the potential liquidation of the Target Fund and the viability of maintaining the Target Fund in its current state of operations if a Reorganization were not approved by the Target Fund’s shareholders. In considering the potential alternative of liquidating the Target Fund and the potential tax consequences to shareholders, the Target Trust Board noted that: (1) shareholders not wishing to become shareholders of the Acquiring Fund following the Reorganization could redeem their shares of the Target Fund without penalty (however, redeeming shareholders will recognize a taxable gain or loss for U.S. federal income tax purposes based on the difference between the shareholder’s tax basis in the shares and the amount the shareholder receives for them); and (2) the Reorganization would allow shareholders of the Target Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with substantially similar investment objectives and strategies. With regard to maintaining the Target Fund in its current state of operations if the Reorganization was not approved, the Target Trust Board determined that was not a viable option given Impact Shares’ decision to address scale within the Impact Shares fund complex.

After consideration of these and other factors it deemed appropriate, the Target Trust Board determined that the Reorganization of the Target Fund as proposed by Impact Shares is in the best interests of the Target Fund and its shareholders and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Target Trust Board, including those Target Trust Board members who are not “interested persons” of the Target Trust, as defined in the 1940 Act, unanimously approved the Reorganization of the Target Fund, subject to approval of the Target Fund’s shareholders.

Required Vote

Shareholders of record of the Target Fund will vote with respect to the Reorganization. Approval of the Reorganization requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Target Fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Target Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities.

COST OF THE REORGANIZATION

Except as noted in the last sentence of this paragraph, with respect to the Reorganization, CCM will bear 100% of the expenses relating to the Reorganization whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, terminating any existing agreements or contracts to which the Target Entity is a party (including any penalties payable in connection with such termination), preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, and expenses of holding shareholders’ meetings. Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization. These expenses are expected to be approximately $35,000.00.

FEDERAL INCOME TAX CONSIDERATIONS

The Reorganization as set forth in the Plan is expected to constitute a tax-free reorganization under section 368(a) of the Code (specifically under section 368(a)(1)(F). Assuming the Reorganization qualifies as a tax-free Reorganization, the Acquiring Fund will inherit and have access to the Target Fund’s capital loss carryforwards.

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

With respect to the Reorganization for U.S. federal income tax purposes:

(i) The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund, as provided for in the Agreement and Plan, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi) The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund Shares pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix) The holding period of Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x) For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

Neither the Target Fund nor the Acquiring Fund have requested nor will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to Closing, Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), counsel to the Acquiring Entity, will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Stradley Ronon will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, Acquiring Fund, or any Target Fund shareholder with respect to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Such opinion will be conditioned upon the performance by the Target Fund and the Acquiring Fund of its undertakings in the Plan and upon the representation letters provided by officers of the Target Trust and Acquiring Trust to Stradley Ronon. A copy of the opinion will be filed with the SEC and will be available for public inspection.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

The tax attributes, including capital loss carryovers, of the Target Fund will move to the corresponding Acquiring Fund in the Reorganization. The ability of an Acquiring Fund to carry forward capital losses of the Target Fund and use such losses to offset future gains generally will not be limited as a direct result of the Reorganization. As of June 30, 2023, the Target Fund had an estimated amount of $2,722,487 in capital loss carryforwards.

Significant holders of shares of the Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation Section 1.368-3(b).

You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain federal income tax consequences.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

The Target Fund is a series of the Target Trust, which is a Delaware statutory trust. The Acquiring Fund is a series of the Acquiring Trust, which is a Delaware statutory trust. The Target Fund is governed by the Amended and Restated Declaration of Trust dated September 30, 2018 (“Target Fund Declaration”), its bylaws and Delaware law. The Acquiring Fund is governed by an Agreement and Declaration of Trust dated June 28, 2018, (“Acquiring Fund Declaration”), its bylaws and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Category	Target Fund	Material Differences of Acquiring Fund
Fund may issue shares without shareholder approval	Yes	Same
Amount of Shares the Fund may issue	Unlimited	Same
Preemptive Rights	None	Same
Annual Meetings	Not required	Same
Right to Call Shareholder Meetings

Meetings of the Trustees shall be held from time to time upon the call of the Chairman, if any, the President, the Secretary or any two Trustees. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By Laws or by resolution of the Trustees.

An annual or special meeting of Shareholders may be called at any time only by the Trustees.

Any meeting of Shareholders may be called at any time by the Board, by the chairperson of the Board or by the president of the Trust for the purpose of taking action upon any matter deemed by the Board to be necessary or desirable. To the extent permitted by the 1940 Act, a meeting of the Shareholders for the purpose of electing Trustees may also be called by the chairperson of the Board, or shall be called by the president or any vice-president of the Trust at the request of the Shareholders holding not less than ten (10) percent of the Shares, provided that the Shareholders requesting such meeting shall have paid the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which an authorized officer of the Trust shall determine and specify to such Shareholders. No meeting shall be called upon the request of Shareholders to consider any matter which is substantially the same as a matter voted upon at any meeting of the Shareholders held during the preceding twelve (12) months, unless requested by the holders of a majority of all Shares entitled to be voted at such meeting.

Category	Target Fund	Material Differences of Acquiring Fund
Quorum for Meetings	The holders of one-third of the outstanding Shares of the Trust on the record date present in person or by proxy shall constitute a quorum at any meeting of the Shareholders for purposes of conducting business on which a vote of all Shareholders of the Trust is being taken.	No material differences.
Adjournment of Meetings	Any adjourned meeting may be held as adjourned one or more times without further notice not later than 130 days after the record date.	Difference is further meeting notice may not be later than 120 days after original meeting date.
Vote Required for Election of Trustees	Election of Trustees at a meeting shall be by the affirmative vote of the holders of a plurality of the Shares present in person or by proxy.	No material differences.
Removal of Trustees by Shareholders	Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by vote of Shares having not less than two-thirds of the aggregate number of Shares entitled to vote in the election of such Trustee.	Any Trustee may be removed, with or without cause, by the Board of Trustees, by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose.
Personal Liability of Shareholders	No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Series Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware.	No material differences.
Trustee/Director Power to Amend Organizational Documents	The Target Trust’s organizational documents may be amended in any respect by the affirmative vote or approval in writing of two-thirds of the Trustees and without any vote of the Shareholders of the Trust or any Series or Class, except as may be required by the 1940 Act.	The Acquiring Trust’s organizational document may be restated and/or amended by not less than a majority of the Acquiring Trust’s Board and to the extent required by the 1940 Act.

The Target Trust Board unanimously recommends that shareholders of the Target Fund approve the Reorganization.

VOTING INFORMATION

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Trust Board is soliciting your proxy to vote at the Meeting and at any adjournments or postponements of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

Quorum. The Target Fund must have a quorum of shares represented at the Meeting, in person or by proxy, to take action on any matter relating solely to the Target Fund. Under the Target Trust’s Amended and Restated Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Target Fund entitled to vote at the Meeting.

Voting Rights. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) are considered as shares present at the Meeting but are not considered votes cast. As a result, abstentions and broker non-votes will have the same effect as a vote "Against" the Proposal requiring a "1940 Act Majority," but will have no effect on a proposal requiring a plurality or majority of votes cast. Because the Proposal is not a routine matter, the Target Fund does not anticipate receiving any broker non-votes.

Shareholders of record of the Target Fund as of the Record Date are entitled to vote at the Meeting. Each full share of the Target Fund is entitled to one vote and each fractional share is entitled to a vote equal to its fraction of a full share.

The total number of shares of the Target Fund outstanding as of the Record Date and the total number of votes to which shareholders of such class are entitled at the Meeting if they hold their shares until the Record Date, are set forth below.

Fund	Shares Outstanding
Target Fund	6,600,000.000

Quorum and Methods of Tabulation. A quorum is required for shareholders of the Target Fund to take action at the Meeting. One third of the outstanding shares of the Target Fund, present at the Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. Shares represented by properly executed proxies with respect to which (i) a vote is withheld or (ii) the shareholder abstains will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Assuming the presence of a quorum, abstentions will have the effect of a vote against the Proposal 1. As discussed broker “non-votes” will be included for purposes of determining whether a quorum is present.

We urge you to return the proxy as soon as possible with your vote in favor of the Proposal. As this matter is not routine, your broker may not be able to vote on your behalf unless specifically instructed.

If you intend to vote in person at the Meeting, please call 1(888) 339-0135 to obtain important information regarding your attendance at the Meeting, including directions.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Meeting in person, you are urged to complete, sign and return the proxy in the enclosed stamped, self-addressed envelope as soon as possible.

Delivery Requirements. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Target Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Target Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent.

We will deliver promptly, upon request, a separate copy of any of these documents to shareholders at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to the Target Fund c/o Impact Shares Corp., 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225 or calling the Target Fund at 1-844-448-3383.

Communications with the Target Trust Board. Shareholders of the Target Fund who wish to communicate with the Target Trust Board (or to the members of the Target Trust Board who are not interested persons of the Target Trust, as a group) should send communications to the attention of the Secretary of the Target Trust, c/o Impact Shares Corp., 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, and all communications will be directed to the members of the Target Trust Board indicated in the communication or, if no such members are indicated, to all members of the Target Trust Board.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Target Trust’s officers and employees of Impact Shares may solicit proxies by web, by telephone or in person. Copies of the notice for the Meeting, this Proxy Statement and the form of proxy are available at http://proxyvotinginfo.com/p/owns2023. The Target Fund has engaged Morrow Sodali Fund Solutions LLC, a professional proxy solicitor for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Target Fund in soliciting proxies for the Meeting at an approximate cost of $4,500.00.

Dissenters’ Right of Appraisal. Shareholders of the Target Fund have no appraisal or dissenters’ rights.

Other Business. The Target Trust Board is not aware of any matters to be presented at the Meeting other than the Proposal. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Target Fund present at the Meeting in person or by proxy may adjourn the Meeting with respect to such proposal(s) to permit further solicitation of proxies.

The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the Proposal. The Proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Shareholder Proposals at Future Meetings. The Target Fund is not required to hold annual meetings of Target Fund shareholders, and the Target Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Target Fund shareholders must be received by the Target Trust a reasonable period of time prior to any such meeting.

Share Ownership by Large Shareholders, Management and Trustees

Shares of the Target Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record or registered owner of all outstanding shares of the Fund. As of July 5, 2023, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Target Fund were as follow:

Participant Name and Address	Percentage of Ownership
NORTHERN TRUST COMPANY	44.37%
LPL FINANCIAL	19.78%
NATIONAL FINANCIAL SERVICES LLC	15.69%
CHARLES SCHWAB & CO., INC.	6.87%
CITIBANK, NA	6.32%

To the best of the knowledge of the Target Trust, the ownership of shares of the Target Fund by officers and Trustees of the Target Trust as a group constituted less than 1% of the shares of the Target Fund as of the Record Date.

Where to Find Additional Information

The Target Trust and Acquiring Trust are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, file reports and other information, including proxy materials and trust documents, with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, DC 20549 at prescribed rates, as well as online at http://www.sec.gov, which contains reports, proxy and information statements and other information filed with the SEC.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON August 31, 2023

Copies of these proxy materials and the form of proxy are available to you on the Internet at http://proxyvotinginfo.com/p/owns2023. Copies of the proxy materials are available upon request, without charge, by writing to 1-844-448-3383 or by writing to Impact Shares Corp., 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement and Plan”) is adopted as of this 7th day of July, 2023 by and among (i) Impact Shares Trust I (the “Target Entity”), on behalf of the Impact Shares Affordable Housing MBS ETF (the “Target Fund”); (ii) Quaker Investment Trust (the “Acquiring Entity”), on behalf of the CCM Affordable Housing MBS ETF (the “Acquiring Fund”); and (iii) Community Capital Management (“CCM”), with respect to Section 9.2 only.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.1) of the Target Fund in exchange for the shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute, on a pro rata basis, the Acquiring Fund Shares to its to shareholders of record, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement and Plan (the “Reorganization”). The Acquiring Fund is, and will be immediately prior to Closing (as defined in Section 3.1), a shell series, without assets (and other than seed capital, if any) or liabilities, created for the purpose of acquiring the Assets and Liabilities (each as defined in Section 1.1) of the Target Fund;

WHEREAS, each of the Target Trust and Acquiring Trust is an open-end, registered investment company of the management type;

WHEREAS, the Board of Trustees of the Acquiring Entity and the Board of Trustees of the Target Entity have authorized and approved this Agreement and Plan; and

WHEREAS, this Agreement and Plan is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1.       Provided that all conditions precedent to the Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the other, the Acquiring Entity and the Target Entity agree to take the following steps with respect to the Reorganization:

(a)       The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.1(c), and issue and deliver to the Target Fund a number of Acquiring Fund Shares determined in the manner set forth in Section 2.

(b)       The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all property, goodwill, and assets of every description (including all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Target Fund) and all interests, rights, privileges that are shown as an asset on the books and records of the Target Fund as of the Closing Time (collectively, the “Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof.

(c)       The Acquiring Fund shall assume and pay when due all obligations and liabilities of the Target Fund of any kind whatsoever, existing on or after the Closing Date, whether absolute, accrued, contingent or otherwise (except that certain expenses of the Reorganization contemplated hereby to be paid by the persons as provided in Section 9.2 hereof shall not be assumed or paid by the Acquiring Fund) (collectively, the “Liabilities”), and such Liabilities shall become the obligations and liabilities of the Acquiring Fund. The Target Fund will use its reasonable best efforts to discharge all known Liabilities prior to or at the Valuation Time (as defined in Section 2.1(a)) to the extent permissible and consistent with its own investment objectives and policies. The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.” The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Target Fund’s current and former trustees and officers, acting in their capacities as such, under the Target Entity’s Amended and Restated Declaration of Trust dated as of January 31, 2018 and By-Laws (“Target Entity’s Governing Documents”), as applicable, as in effect as of the date of this Agreement and Plan shall survive the Reorganization as obligations of the Acquiring Fund, and shall continue in full force and effect for a period of six years from the Closing Date, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund.

(d)       As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares pursuant to Section 1.1(a), on a pro rata basis, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by the Target Entity’s Governing Documents and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by the Target Entity’s Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished, with respect to all Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund’s shares owned by the Target Fund Shareholders on the Closing Date in accordance with the Valuation Time in Section 2.1(a). At the Closing, any outstanding certificates representing shares of a Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange.

(e)       Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f)       Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(g)       Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1.       With respect to the Reorganization:

(a)       The value of the Target Fund’s Assets shall be the value of such Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date using the valuation methodologies set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s Board of Trustees (“Valuation Time”). On the Closing Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. Eastern time at the Valuation Time, or as soon as practicable thereafter.

(b)       The number of Acquiring Fund Shares issued in exchange for the Target Fund’s Net Assets shall be determined by dividing the net asset value per share of the Target Fund by the net asset value per share of the Acquiring Fund Shares, and separately multiplying the result thereof by the number of outstanding Target Fund shares as of 4:00 p.m., Eastern time on the Closing Date. The Acquiring Fund shares delivered to the Target Entity, on behalf of the Target Fund, at the Closing shall have an aggregate net asset value equal to the value of the Target Fund’s Net Assets, all determined as provided in this Section 2 of the Agreement and Plan and as of the date and time specified herein. All Acquiring Fund shares delivered to a Target Fund shareholder will be delivered at net asset value without the imposition of a commission, sales charge, transaction fee or other similar fee.

(c)       All computations of value shall be made by the Target Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

3.	CLOSING AND CLOSING DATE

3.1.       The Reorganization shall close on [________], 2023, or such other date as the authorized officers of the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement and Plan, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern time or the finalization of the Target Fund’s net asset value on the Closing Date of the Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree. The Target Fund shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least five (5) business days prior to the Closing Date.

3.2.       With respect to the Reorganization:

(a)       The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940 (the “1940 Act”)), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring Fund’s custodian. Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Target Fund as of the Closing Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as specified by the Acquiring Fund’s custodian so as to constitute good delivery thereof. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

(b)       The Target Entity shall direct the Target Custodian for the Target Fund to deliver, at the Closing, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the custodian for the Acquiring Fund to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

(c)       At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d)       The Target Entity shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence satisfactory to the Target Entity that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)       In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1.       The Target Entity, on behalf of the Target Fund, represents and warrants to the Acquiring Entity and Acquiring Fund as follows:

(a)       The Target Entity is duly organized, validly existing and in good standing;

(b)       The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933 (“1933 Act”), are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Target Entity, threatened;

(c)       No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), and the 1940 Act, each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and Plan, except that such transactions will require approval of the Target Fund Shareholders;

(d)       Except as disclosed to the Acquiring Entity, the current prospectus and statement of additional information and current shareholder reports of the Target Fund, and, to the knowledge of the Target Entity, is accurate and complete in all material respects and complies with federal securities and other laws and regulations as applicable thereto;

(e)       The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in such Target Fund’s prospectus and statement of additional information;

(f)       Except as otherwise disclosed to, in writing, by or on behalf of the Acquiring Fund, (i) the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, not disclosed and reflected in the value thereof, and (ii) upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to only those restrictions on the full transfer thereof when held by the Acquiring Fund as when they were held by the Target Fund (including, without limitation, such restrictions as might arise under the 1933 Act), free of adverse claims not otherwise disclosed and reflected in the value thereof (including, without limitation, assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation as collateral for swap positions and as margin for futures and options positions, subject to such segregation and liens that apply to such Assets);

(g)       Except as otherwise disclosed to, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement and Plan will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h)       Except as disclosed in writing to the Acquiring Entity, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund or Target Entity, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement and Plan.

(i)       The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. To the knowledge of the Target Fund, such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(j)       Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For the purposes of this subparagraph (j), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(k)       On the Closing Date, all federal and other material Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Tax Return is currently under audit and no such audit has been threatened by any federal, state, local or foreign Tax authority; no assessment has been asserted or proposed with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Tax Returns); and adequate provision has been made in the financial statements of the Target Fund for all Taxes in respect of all periods ended on or before the date of such financial statements. To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement and Plan, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(l)       The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund has paid or made provision for the payment of any tax liability under Sections 852 or 4982 of the Code for any period ended on before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder. In order to (i) ensure continued qualification of the Target Fund for treatment as a “regulated investment company” for tax purposes and (ii) eliminate any tax liability of the Target Fund arising by reason of undistributed investment company taxable income or net capital gain, the Target Fund, will declare on or prior to the Valuation Time on the Closing Date to the shareholders of the Target Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date;

(m)       All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales by the Target Fund have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(n)       The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and Plan and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and Plan has been duly authorized by all necessary action, if any, on the part of the Board of Trustees of the Target Entity and, with the due authorization, execution and delivery of this Agreement and Plan by the other parties hereto, this Agreement and Plan will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)       The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(p)       As of the date of this Agreement and Plan or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information relating to the Target Fund reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the special meeting of the Target Fund’s shareholders (the “Special Meeting”) to approve this Agreement and Plan and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of the Target Fund and the Closing Date, such information provided by any Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(q)       The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(r)       The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(s)       The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(t)       The Target Fund will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date (including as a result of the transactions contemplated in this Agreement and Plan); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(u)       The Target Fund has no actual or potential material liability for any Tax obligation of any taxpayer other than itself. The Target Fund (including its predecessor fund, if any) is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns except as disclosed in writing to the Acquired Entity with respect to certain state Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the primary purpose of which do not relate to Taxes);

(v)       The Target Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund;

(w)       The Target Fund has no unamortized or unpaid organizational fees or expenses.

(x)       With respect to any provisions relating to the indemnification of the Target Entity’s trustees and officers, the Target Entity’s Governing Documents have not been amended, revised or otherwise altered since such documents were filed with the Commission.

4.2.       The Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Target Entity and Target Fund as follows:

(a)       The Acquiring Fund is duly organized, validly existing and in good standing;

(b)       The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

(c)       No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, and the 1940 Act, each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and Plan;

(d)       The registration statement on Form N-14 (the “N-14 Registration Statement”) and any other prospectus and/or statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement and Plan will not result, in (i) a material violation of the Acquiring Entity’s Agreement and Declaration of Trust dated June 28, 2018 or By-Laws effective as of June 28, 2018 (the “Acquiring Entity’s Governing Documents”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or Acquiring Entity is a party or by which it is bound;

(f)       Except as otherwise disclosed to, in writing, by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement and Plan;

(g)       The Acquiring Fund has not yet commenced operations. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to CCM or its affiliate to secure any required initial shareholder approvals;

(h)       As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not be under audit by any federal, state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any Taxes;

(i)       The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Internal Revenue Service or is (or will be as of the Closing Date) a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, holds and has held no property other than de minimis assets related to its formation or maintenance of its legal status and has and has had no tax attributes other than attributes related to such de minimis assets, and (iv) is, or will be as of the Closing Date, a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j)       The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and Plan and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of the Target Fund shareholders and the due authorization, execution and delivery of this Agreement and Plan by the other parties hereto, this Agreement and Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k)       The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement and Plan, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement and Plan, will be fully paid and non-assessable by the Acquiring Entity;

(l)       The Acquiring Entity and the Acquiring Fund have adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;

(m)       The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(n)       The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by CCM or its affiliates; and

(o)       As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of shareholders of the Target Fund and the Closing Date, the information provided by any Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

4.3.       The Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)       For federal income tax purposes, the fair market value of the Acquiring Fund’s shares that each Target Fund Shareholder receives will be equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b)       The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(c)       No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party hereunder unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(d)       Immediately following consummation of the Reorganization, other than shares of an Acquiring Fund issued to CCM or its affiliate representing de minimis assets related to the Acquiring Fund’s formation or maintenance of its legal status, (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund Shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same assets and will be subject to the Liabilities that the Target Fund held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than regular, normal dividends) Target Fund will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

5.	COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

5.1.       With respect to the Reorganization:

(a)       The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement and Plan being or becoming untrue in any material respect.

(b)       The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement/prospectus with respect to the proxy solicitation to the shareholders of the Target Fund of the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the items.

(c)       The Acquiring Trust shall file the N-14 Registration Statement with the Commission and use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable.

(d)       The Target Entity, on behalf of the Target Fund, will call, convene and hold a meeting of the Target Fund Shareholders as soon as reasonably practicable, in accordance with applicable law and the Target Entity’s Governing Documents, for the purpose of approving this Agreement and Plan and the transactions contemplated herein as set forth in a proxy statement/prospectus, and for such other purposes as may be necessary or desirable. In the event that, for any Target Fund, insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Entity’s Governing Documents and applicable law, and as set forth in a proxy statement/prospectus in order to permit further solicitation of proxies.

(e)       The Target Entity, on behalf of the Target Fund, agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its shareholders of record entitled to receipt of the proxy statement/prospectus, in sufficient time to comply with requirements of the 1934 Act, the proxy statement/prospectus contained in the N-14 Registration Statement and other documents as are necessary, which each comply in all material respects with the applicable provisions of 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(f)       The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement and Plan are not being acquired for the purpose of making any distribution thereof, other than to the Target Fund Shareholders in accordance with the terms of this Agreement and Plan.

(g)       The Target Entity will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and will assist the Acquiring Fund in obtaining copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity.

(h)       The Target Entity will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period as of the most recent Tax year end of the Target Fund of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the backup withholding and nonresident alien withholding certifications, and notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by the Target Transfer Agent or its President or Vice-President to the best of their knowledge and belief, (iii) FASB ASC 740-10 (formerly FIN 48) work papers and supporting statements pertaining to the Target Fund relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations (the “ASC 740-10 Workpapers”), and (iv) the Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed for Tax periods ending after the Closing Date. The information shall be provided at or prior to the Closing.

(i)       The Target Fund will prepare and deliver to the Acquiring Fund at least five (5) business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement and Plan. The Target Fund will deliver at the Closing a statement of Assets and Liabilities of the Target Fund as of the Valuation Date, certified by the Treasurer of the Target Entity.

(j)       Subject to the provisions of this Agreement and Plan, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and Plan.

(k)       As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(l)       The Acquiring Fund and the Target Fund shall each use their best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement and Plan.

(m)       The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement and Plan.

(n)       The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement and Plan.

(o)       The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(p)       A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent Tax year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code, will be provided by the Target Entity, on behalf of the Target Fund, to the Acquiring Fund prior to Closing if the Target Fund’s most recent Tax year ended on or before June 30, 2023, otherwise, such statement, supporting workpapers and information shall be provided by the Target Entity, on behalf of the Target Fund, to the Acquiring Fund within sixty (60) days after the Closing Date.

(q)       It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to this Agreement and Plan shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

(r)       At or prior to the Closing, the Target Fund shall have delivered to the Acquiring Fund copies of: (i) the federal, state and local income Tax returns filed by or on behalf of the Target Fund for the prior two (2) taxable years; and (ii) any of the following that have been issued to or for the benefit of the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Tax authority and (b) legal opinions.

(s)       The Target Entity shall not amend, revise or otherwise alter any provisions relating to the indemnification of its trustees and officers contained in the Target Entity’s Governing Documents from the date of this Agreement and Plan through the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ENTITY

6.1.       The obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)       All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement and Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement and Plan, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)       The Acquiring Entity shall have delivered to the Target Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement and Plan are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement and Plan; and

(c)       The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement and Plan to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time.

(d)       The Target Entity shall have received from the Target Transfer Agent a certificate stating that it has received from the Acquiring Entity the number of shares of the Acquiring Fund equal in value to the value of the Target Fund’s shares as of the time and date set forth in Section 3; and

(e)       The Target Entity shall have received on the Closing Date the opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i)       The Acquiring Entity is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the trust power under the Acquiring Entity’s Governing Documents to own all of the Acquiring Fund’s properties and assets and to conduct its business, including that of the Acquiring Fund, as a registered investment company;

(ii)       The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii)       The Agreement and Plan has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement and Plan by the Target Entity, on behalf of the Target Fund, and CCM, is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv)       The Acquiring Fund shares to be issued to the Target Fund as provided by this Agreement and Plan are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and non-assessable by the Acquiring Entity; and

(v)       The execution and delivery of the Agreement and Plan did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Entity’s Governing Documents or, to the knowledge of such counsel, a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund or result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1.       The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)       All representations and warranties of the Target Entity and the Target Fund contained in this Agreement and Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement and Plan, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)       The Target Entity shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement and Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and Plan;

(c)       The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets and Liabilities, as of the Valuation Date, certified by the Treasurer of the Target Entity, (ii) the Target Fund Shareholder Documentation, (iii) in electronic form, to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, (iv) the ASC 740-10 Workpapers, and (v) a statement of any capital loss carryovers as of the most recent Tax year end of the Target Fund along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code if the Target Fund’s most recent Tax year ended on or before June 30, 2023, as provided in Section 5.1(p). The information shall be provided on the Closing Date;

(d)       The Target Entity shall have delivered to the Acquiring Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement and Plan are true and correct at and as of the Closing Time;

(e)       The Target Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement and Plan, respectively, each duly executed by an authorized officer of the Custodian, an authorized officer of the Target Transfer Agent or the Treasurer of the Target Entity, as applicable;

(f)       The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement and Plan to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(g)       The Target Fund shall have declared and paid or cause to be paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date.

(h)       The Target Entity, on behalf of the Target Fund, shall have duly executed and delivered to the Acquiring Fund such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Fund may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;

(i)       The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Target Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; and (ii) a certificate of an authorized signatory from the custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Target Transfer Agent confirming that the transfer agent has delivered its records containing the names and addresses of the record holders of the Target Fund’s shares and the number and percentage (to four decimal places) of ownership of the Target Fund owned by each such holder as of the Valuation Date; and (iv) the Tax books and records of the Target Fund, including but not limited to, for purposes of preparing any Tax Returns required by law to be filed after the Closing Date;

(j)       As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement; and

(k)       The Acquiring Entity shall have received on the Closing Date an opinion of counsel of Ropes & Gray LLP (“Ropes”), counsel to the Target Entity (which may rely on certificates of officers or trustees of the Target Entity), dated as of the Closing Date, covering the following points:

(i)       The Target Entity is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of Target Fund’s properties and assets, and to conduct its business;

(ii)       The Target Fund is a series of the Target Entity duly constituted in accordance with the applicable provisions of the 1940 Act and the Target Entity’s Governing Documents;

(iii)       The Agreement and Plan has been duly authorized by the Target Entity on behalf of Target Fund and, assuming due authorization, execution and delivery of the Agreement and Plan by the Acquiring Entity and the Acquiring Fund, is a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable against the Target Entity in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv)       The execution and delivery of the Agreement and Plan did not, and the consummation of the transactions contemplated hereby will not, result in a violation of, as appropriate, the Target Entity’s Governing Documents or, to the knowledge of such counsel, a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund or result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Target Entity or the Acquiring Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement and Plan:

8.1.       The Agreement and Plan and transactions contemplated herein shall have been approved by the Board of Trustees of the Target Entity and the Board of Trustees of the Acquiring Entity and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and Plan and the transactions contemplated in connection herewith adopted by such party’s Board of Trustees, certified by the secretary or equivalent officer. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2.       The Agreement and Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Target Fund at a Special Meeting or any adjournment thereof;

8.3.       On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of the Target Entity or the Acquiring Entity, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement and Plan, or the transactions contemplated herein;

8.4.       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.5.       The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.6.       The Target Entity and the Acquiring Entity shall have received on or before the Closing Date an opinion of Stradley Ronon in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth in Schedule 8.6. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and Plan and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.6.

9.	EXPENSES

9.1.       The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.       Except as noted in the last sentence of this paragraph, with respect to the Reorganization, CCM will bear 100% of the expenses relating to the Reorganization whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, terminating any existing agreements or contracts to which the Target Entity is a party (including any penalties payable in connection with such termination), preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, and expenses of holding shareholder meetings. Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization; and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities shall be borne by the Target Fund.

10.	cooperation and exchange of information

10.1.       With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Entity.

11.	INDEMNIFICATION

11.1       With respect to the Reorganization, the Acquiring Entity, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement and Plan. This indemnification obligation shall survive the termination of this Agreement and Plan and the Closing.

11.2       With respect to the Reorganization, the Target Entity, out of the assets of the Target Fund, agrees to indemnify and hold harmless the Acquiring Entity and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement and Plan. This indemnification obligation shall survive the termination of this Agreement and Plan and the Closing.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1.       Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement and Plan constitutes the entire agreement between the parties.

12.2.       The representations, warranties and covenants contained in this Agreement and Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

13.1       This Agreement and may be terminated and the transactions contemplated hereby may be abandoned with respect to the Reorganization at any time prior to the Closing Date by: (i) mutual agreement of the parties; (ii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before March 31, 2024; unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; or (iii) any party if one or more other parties shall have materially breached its obligations under this Agreement and Plan or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement and Plan shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement and Plan may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

15.	NOTICES

15.1       Any notice, report, statement or demand required or permitted by any provisions of this Agreement and Plan shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Target Entity:

Ethan Powell
Impact Shares Trust I
5950 Berkshire Lane, Suite 1420
Dallas, Texas 75225

For the Acquiring Entity:

Alyssa Greenspan

Quaker Investment Trust

261 North University Drive, Suite 520
Ft. Lauderdale, FL 33324

16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1.       The Article and Section headings contained in this Agreement and Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement and Plan.

16.2.       This Agreement and Plan shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

16.3.       This Agreement and Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement and Plan.

16.4.       This Agreement and Plan may be executed in any number of counterparts, each of which shall be considered an original.

16.5.       It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2 and 11 hereof, shall bind only the property of the Target Fund or the Acquiring Fund as provided in the Target Entity’s Governing Documents and Acquiring Entity’s Governing Documents, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Target Entity and Acquiring Entity.

17.	PUBLICITY/CONFIDENTIALITY

17.1       The parties shall cooperate on determining the manner in which any public announcements or similar publicity with respect to this Agreement and Plan or the transactions contemplated herein are made; provided, however, that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan to be approved on behalf of the Acquiring Fund and Target Fund.

Quaker Investment Trust, on behalf of CCM Affordable Housing MBS ETF		Impact Shares Trust I, on behalf of Impact Shares Affordable Housing MBS ETF

By:	/s/ Alyssa Greenspan	By:	/s/ Ethan Powell
Name:	Alyssa Greenspan	Name:	Ethan Powell

Title:	President	Title:	President

With respect to Section 9.2 only: Community Capital Management, LLC

By:	/s/ Alyssa Greenspan
Name:	Alyssa Greenspan
Title:	CEO & President

Schedule 8.6

Tax Opinions

With respect to the Reorganization:

(i)       The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund, as provided for in the Agreement and Plan, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii)       No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii)       No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(iv)       No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v)       The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi)       The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii)       No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund Shares pursuant to Section 354(a) of the Code.

(viii)       The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)       The holding period of Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)       For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

STATEMENT OF ADDITIONAL INFORMATION

[____], 2023

RELATING TO THE ACQUISITION OF THE ASSETS OF:

Impact Shares Affordable Housing MBS ETF

5950 Berkshire Lane

Suite 1420

Dallas, Texas 75225

(469) 442-8424

BY AND IN EXCHANGE FOR SHARES OF

CCM Affordable Housing MBS ETF

c/o Community Capital Management, LLC

261 North University Drive, Suite 520

Ft. Lauderdale, FL 33324
1-(888) 272-0007

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of the assets and assumption of the liabilities of the Impact Shares Affordable Housing MBS ETF, a series of Impact Shares Trust I (the “Target Fund”), by and in exchange for shares of CCM Affordable Housing MBS ETF, a series of Quaker Investment Trust (the “Acquiring Fund”).

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus for the Acquiring Fund dated [ ], 2023 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the Target Fund to be held on August 31, 2023. You may request a free copy of the Proxy Statement/Prospectus without charge by calling 1-844-448-3383 or by writing to Impact Shares Corp., 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225.

TABLE OF CONTENTS

General Information	1
Documents Incorporated by Reference into the SAI	1

General Information

This SAI relates specifically to the proposed reorganization of the Target Fund into the Acquiring Fund. In connection with the Special Meeting of Shareholders of the Target Fund to be held on [ ], 2023 (the “Meeting”), shareholders of the Target Fund will be asked to approve (1) a proposed Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the acquisition of the assets of the Target Fund and the assumption of the liabilities of the Target Fund by the Acquiring ETF in exchange solely for shares of the Acquiring Fund, (ii) the pro-rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund (the “Reorganization”); and (2) the proposed election of five new members to the Board of Trustees of the Target Fund (Trustee Election). Additional information regarding the proposed Reorganization and Trustee Election is included in the Proxy Statement/Prospectus relating to the Meeting and in the documents, listed below, that are incorporated by reference into this SAI.

Further information about the Acquiring Fund is contained in the Acquiring Fund’s Statement of Additional Information dated May 25, 2023, which is incorporated by reference herein. Because the Acquiring Fund is newly organized for the purposes of the Reorganization, the Acquiring Fund has not published annual or semi-annual shareholder reports. The Acquiring Fund is a newly organized shell series of Quaker Investment Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. As a result, the Acquiring Fund will adopt the Target Fund’s accounting and performance history in connection with the Reorganization. Additionally, there are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

DOCUMENTS INCORPORATED BY REFERENCE INTO THE SAI

Impact Shares Affordable Housing MBS ETF

CCM Affordable Housing MBS ETF

The following documents are incorporated by reference into this SAI. Copies of the Target Fund’s documents may be obtained by visiting the Target Fund’s website (www.impactetfs.org), writing to the Target Fund at Impact Shares Trust I, 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, or by calling the Target Fund at 844-448-3383. Copies of the Acquiring Fund’s documents may be obtained from the Acquiring Trust’s distributor, SEI Investments Distribution Co., calling 888-272-0007.

1.	SAI for the Impact Shares Affordable Housing MBS ETF dated October 25, 2022, with respect to the Target Fund.

2.	SAI for the CCM Affordable Housing MBS ETF dated May 25, 2023, with respect to the Acquiring Fund.

3.	The audited financial statements and related report of the independent registered public accounting firm included in the Impact Shares Affordable Housing MBS ETF Annual Report to Shareholders for the fiscal year ended June 30, 2022, with respect to the Target Fund.

3.	The unaudited financial statements included in the Impact Shares Affordable Housing MBS ETF Semi-Annual Report to shareholders for the fiscal period ended December 31, 2022 Annual Report, with respect to the Target Fund.

SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)

A table showing the fees and expenses of the Target Fund and the Acquired Fund, and the fees and expenses of the combined fund on a pro forma basis after giving effect to the Reorganization, are included in the “Comparative Fee Tables” section in the Proxy Statement/Prospectus. The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the fact that the Reorganization is a “shell fund” reorganization. As a result, a schedule of investments of the Target Fund modified to show the effects of such material change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization. It is expected that none of the portfolio holdings of the Target Fund will be sold in connection with the Reorganization. In addition, the Target Fund will be the surviving fund of the Reorganization for accounting purposes.

There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring Fund.

IMPACT SHARES AFFORDABLE HOUSING MBS ETF,

a series of IMPACT SHARES TRUST I

Investment Adviser
Impact Shares Corp.

5950 Berkshire Lane, Suite 1420

Dallas, Texas 75225

Sub-Adviser

Community Capital Management, LLC

261 North University Drive, Suite 520

Ft. Lauderdale, FL 33324

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

CCM AFFORDABLE HOUSING MBS ETF, a series of

QUAKER INVESTMENT TRUST

Investment Adviser

Community Capital Management, LLC

261 North University Drive Suite 520,

Ft. Lauderdale, FL 33324

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

QUAKER INVESTMENT TRUST

PART C: OTHER INFORMATION

Item 15. Indemnification

Quaker Investment Trust, a Delaware statutory trust

Under the terms of Delaware law and Quaker Investment Trust's Agreement and Declaration of Trust and By-Laws, the Registrant shall indemnify, out of Registrant’s property, to the fullest extent permitted under applicable law, any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Registrant, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. However, there shall be no right to indemnification for any liability arising by reason of any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing or for any person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (“Disqualifying Conduct”).

Any indemnification under this shall be made by the Registrant if authorized in the specific case on a determination that indemnification of such person is proper in the circumstances by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person was not liable by reason of Disqualifying Conduct (including, but not limited to, dismissal of either a court action or an administrative proceeding against the Agent for insufficiency of evidence of any Disqualifying Conduct) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person was not liable by reason of Disqualifying Conduct, by (1) the vote of a majority of a quorum of the Trustees who are not (x) “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act, (y) parties to the proceeding, or (z) parties who have any economic or other interest in connection with such specific case (the “disinterested, non-party Trustees”); or (2) by independent legal counsel in a written opinion.

* * *

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person and the SEC is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)	(a)	Certificate of Trust for Quaker Investment Trust, a Delaware statutory trust.	(6)

(1)	(b)	Agreement and Declaration of Trust for Quaker Investment Trust, a Delaware statutory trust.	(6)

(2)		Bylaws for Quaker Investment Trust, a Delaware statutory trust.	(6)
(3)		Not Applicable.

(4)		Form of Agreement and Plan of Reorganization between the Registrant and Impact Shares Trust I, dated July 7, 2023, is filed herein as Exhibit A to the Proxy Statement/Prospectus. .

(5)	(a)	Instrument Defining Rights of Security Holders as referenced in Articles II, VII and VIII of the Amended and Restated Bylaws, dated June 28, 2018.	(6)

(5)	(b)	Instrument Defining Rights of Security Holders as referenced in Article V of the Amended and Restated Declaration of Trust, dated June 28, 2018.	(6)

(6)	(a)	Investment Advisory Agreement between the Registrant and Community Capital Management, Inc. dated September 30, 2018.	(8)

(6)	(b)	Form of Investment Advisory Agreement between Registrant and Community Capital Management, LLC relating to CCM Affordable Housing MBS ETF.	*

(7)	(a)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC, dated May 11, 2012.	(1)

(7)	(b)	Amendment dated July 16, 2014 to Distribution Agreement between the Registrant and Foreside Fund Services, LLC.	(4)

(7)	(c)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC, dated May 31, 2017.	(8)

(7)	(d)	First Amendment dated January 1, 2018 to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC.	(8)

(7)	(e)	Second Amendment dated September 30, 2018 to Distribution Agreement between the Registrant and Foreside Fund Services, LLC.	(8)

(7)	(f)	Distribution Agreement Novation between the Registrant and Foreside Fund Services, LLC, dated September 30, 2021.	(9)

(7)	(g)	Form of Distribution Agreement between Registrant and SEI Investments Distribution Co. relating to CCM Affordable Housing MBS ETF.	*

(8)		Not Applicable.

(9)	(a)	Custodian Agreement between the Registrant and U.S. Bank National Association, dated January 9, 2013.	(2)

(9)	(b)	First Amendment dated March 20, 2014 to Custody Agreement.	(3)

(9)	(c)	Second Amendment dated March 1, 2016 to Custody Agreement.	(5)

(9)	(d)	Form of Custody and Transfer Agent Agreement between Registrant and [XXX] relating to CCM Affordable Housing MBS ETF, to be filed by amendment.

(10)	(a)	Advisor Class Shares Distribution (Rule 12b-1) Plan dated September 30, 2018.	(8)

(10)	(b)	Amended Rule 18f-3 Procedures/Multiple Class Expense Allocation Plan.	(8)

(10)	(c)	Form of Rule 12b-1 Distribution Plan relating to CCM Affordable Housing MBS ETF.	*

(11)		Opinion of Counsel as to the legality of the securities registered with regard to the CCM Affordable Housing MBS ETF.	*

(12)		Opinion of Counsel regarding tax consequences of the Reorganization, to be filed by amendment.

(13)	(a)	Administration Agreement between the Registrant and SEI Investments Global Funds Services dated June 1, 2021.	(9)

(13)	(b)	Amended Schedule I to the Administration Agreement between Registrant and SEI Investments Global Funds Services relating to CCM Affordable Housing MBS ETF, dated XX, 2023.	(11)

(13)	(c)	Expense Limitation Agreement between the Registrant, on behalf of the CCM Affordable Housing MBS ETF and Community Capital Management, Inc., dated XX, 2023.	(11)

(13)	(d)	Shareholder Servicing and Processing Plan, dated September 10, 2021.	(10)

(13)	(e)	Form of Authorized Participant Agreement between the Registrant and SEI Investments Distribution Co., dated XX, 2023.	(11)

(14)		Consent of Independent Registered Public Accounting Firm relating to the Fund.	*

(15)		Not Applicable.	(8)

(16)		Power of Attorney of the Registrant.	*

(*)	Filed herewith.
(1)	Incorporated by reference to post-effective amendment nos. 61/59 (File Nos. 33-38074 and 811-06260) (filed October 29, 2012).
(2)	Incorporated by reference to post-effective amendment nos. 63/61 (File Nos. 33-38074 and 811-06260) (filed October 28, 2013).
(3)	Incorporated by reference to post-effective amendment nos. 65/63 (File Nos. 33-38074 and 811-06260) (filed October 28, 2014).
(4)	Incorporated by reference to post-effective amendment nos. 67/65 (File Nos. 33-38074 and 811-06260) (filed October 28, 2015).

(5)	Incorporated by reference to post-effective amendment nos. 70/68 (File Nos. 33-38074 and 811-06260) (filed October 31, 2016).
(6)	Incorporated by reference to post-effective amendment nos. 88/86 (File Nos. 33-38074 and 811-06260) (filed August 1, 2018).
(7)	Incorporated by reference to post-effective amendment nos. 89/87 (File Nos. 33-38074 and 811-06260) (filed October 2, 2018).
(8)	Incorporated by reference to post-effective amendment nos. 93/91 (File Nos. 33-38074 and 811-06260) (filed October 27, 2020).
(9)	Incorporated by reference to post-effective amendment nos. 94/92 (File Nos. 33-38074 and 811-06260) (filed October 28, 2021).
(10)	Incorporated by reference to post-effective amendment nos. 95/93 (File Nos. 33-38074 and 811-06260) (filed October 28, 2022).
(11)	Incorporated by reference to post-effective amendment nos. 96/94 (File Nos. 33-38074 and 811-06260) (filed XXX, 2023).

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Weston and State of Florida, on the 9th day of August, 2023.

QUAKER INVESTMENT TRUST

By:	/s/ Alyssa Greenspan
Alyssa Greenspan
President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

James R. Brinton*
James R. Brinton	Chairman and Trustee	August 9, 2023

/s/ Alyssa Greenspan
Alyssa Greenspan	President and Trustee	August 9, 2023

Gary E. Shugrue*
Gary E. Shugrue	Trustee	August 9, 2023

Warren West*
Warren West	Trustee	August 9, 2023

*By:	/s/ Alyssa Greenspan
Attorney-in-Fact
(Pursuant to Powers of Attorney filed herewith)

Exhibits

(6)(b)	Form of Investment Advisory Agreement between Registrant and Community Capital Management, LLC relating to CCM Affordable Housing MBS ETF.
(7)(g)	Form of Distribution Agreement between Registrant and SEI Investments Distribution Co. relating to CCM Affordable Housing MBS ETF.
(10)(c)	Form of Rule 12b-1 Distribution Plan relating to CCM Affordable Housing MBS ETF.
(11)	Opinion of Counsel as to the legality of the securities registered with regard to the CCM Affordable Housing MBS ETF
(14)	Consent of Independent Registered Public Accounting Firm
(16)	Power of Attorney of the Registrant